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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐

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☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☑ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Pursuant to §240.14a-12

Total Entertainment Restaurant Corp.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
PROXY STATEMENT
INTRODUCTION
RECORD DATE AND VOTING SECURITIES
ATTENDANCE AT THE MEETING
VOTING OF PROXIES
SECURITY OWNERSHIP
PROPOSAL I — ELECTION OF DIRECTORS
AUDIT COMMITTEE REPORT
INDEPENDENT AUDITOR FEES
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
EXECUTIVE COMPENSATION
SUMMARY COMPENSATION TABLE
OPTION GRANTS IN LAST FISCAL YEAR
AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
COMPARISON OF TOTAL RETURN
PROPOSAL II — RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
PROPOSAL III — APPROVAL OF THE AMENDMENT TO THE COMPANY’S
NEW PLAN BENEFITS — DIRECTORS PLAN
PROPOSAL IV — APPROVAL OF THE AMENDMENT TO THE COMPANY’S STOCK OPTION PLAN
NEW PLAN BENEFITS — PLAN
PROPOSAL V — AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO CHANGE THE CORPORATE NAME OF THE COMPANY
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
STOCKHOLDER PROPOSALS
OTHER MATTERS
ANNUAL REPORT
Appendix A
Appendix B
Appendix C

TOTAL ENTERTAINMENT RESTAURANT CORP.
1551 N. Waterfront Parkway
Suite 310
Wichita, Kansas 67206

__________

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
to be held on May 17, 2005
__________

To the Stockholders:

     NOTICE IS HEREBY GIVEN that the 2005 Annual Meeting of Stockholders (the “Meeting”) of TOTAL ENTERTAINMENT RESTAURANT CORP., a Delaware corporation (the “Company”), will be held at the Fox and Hound Pub & Grille, 4158 Main @ North Hills Street, Suite 111, Raleigh, North Carolina, on May 17, 2005 at 9:00 a.m. local time, for the following purposes:

1.	To elect three (3) members of the Board of Directors to serve until the 2008 Annual Meeting of Stockholders and until their successors have been duly elected and qualified;

2.	To ratify the appointment of KPMG LLP as the Company’s independent auditors for the fiscal year ending December 27, 2005;

3.	To amend the Company’s 1997 Directors Stock Option Plan (the “Directors Plan”) to approve an increase in the number of authorized shares reserved for issuance pursuant to the Plan, from 400,000 shares of Common Stock to 500,000 shares of Common Stock;

4.	To amend the Company’s 1997 Incentive and Non-Qualified Stock Option Plan (the “Plan”) to approve an increase in the number of authorized shares reserved for issuance pursuant to the Plan, from 2,000,000 shares of common Stock to 2,500,000 shares of Common Stock;

5.	To amend the Company’s Certificate of Incorporation to change the corporate name of the Company to “Fox & Hound Restaurant Group.”

6.	To transact such other business as may properly be brought before the Meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on April 8, 2005, as the record date for the Meeting. Only stockholders of record on the stock transfer books of the Company at the close of business on that date are entitled to notice of, and to vote at, the Meeting.

By Order of the Board of Directors

JAMES K. ZIELKE
Secretary

Dated: April 22, 2005

WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, YOU ARE URGED TO FILL IN, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ENVELOPE THAT IS PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

TOTAL ENTERTAINMENT RESTAURANT CORP.
1551 N. Waterfront Parkway
Suite 310
Wichita, Kansas 67206

__________

PROXY STATEMENT
FOR
2005 ANNUAL MEETING OF STOCKHOLDERS
May 17, 2005

__________

INTRODUCTION

     This Proxy Statement is being furnished to stockholders by the Board of Directors of Total Entertainment Restaurant Corp., a Delaware corporation (the “Company”), in connection with the solicitation of the accompanying Proxy for use at the 2005 Annual Meeting of Stockholders of the Company (the “Meeting”) to be held at the Fox and Hound Pub & Grille, 4158 Main @ North Hills Street, Suite 111, Raleigh, North Carolina on May 17, 2005, at 9:00 a.m. local time, or at any adjournments thereof.

     The principal executive offices of the Company are located 1551 N. Waterfront Parkway, Suite 310, Wichita, Kansas 67206. The approximate date on which this Proxy Statement and the accompanying Proxy will first be sent or given to stockholders is April 22, 2005.

RECORD DATE AND VOTING SECURITIES

     Only stockholders of record at the close of business on April 8, 2005, the record date (the “Record Date”) for the Meeting, will be entitled to notice of, and to vote at, the Meeting and any adjournments thereof. As of the close of business on the Record Date, there were outstanding 9,995,375 shares of the Company’s common stock, $.01 par value (the “Common Stock”). Each outstanding share of Common Stock is entitled to one vote. There was no other class of voting securities of the Company outstanding on the Record Date. A majority of the outstanding shares of Common Stock present in person or by proxy is required for a quorum.

ATTENDANCE AT THE MEETING

     For admission to the Meeting, stockholders who own shares of Common Stock in their own names should come to the stockholders check-in table, where their ownership will be verified. Those who have beneficial ownership of Common Stock that is held of record by a bank or broker (often referred to as “holding in street name”) should also come to the stockholders check-in table; they must bring account statements or letters from their banks or brokers indicating that they owned the Company’s Common Stock as of the Record Date.

VOTING OF PROXIES

     Shares of Common Stock represented by Proxies, which are properly executed, duly returned and not revoked, will be voted in accordance with the instructions contained therein. If no specification is indicated on the Proxy, the shares of Common Stock represented thereby will be voted (i) for the election as Directors of the persons who have been nominated by the Board of Directors, (ii) for the ratification of the appointment of KPMG LLP as the Company’s independent auditors for the fiscal year ending December 27, 2005, (iii) to amend the Company’s 1997 Directors Stock Option Plan (the “Directors Plan”) to approve an increase in the number of authorized shares reserved for issuance pursuant to the Directors Plan, from 400,000 shares of Common Stock to 500,000 shares of Common Stock, (iv) to amend the Company’s 1997 Incentive and Non-Qualified Stock Option Plan (the “Plan”) to approve an increase in the number of authorized shares reserved for issuance pursuant to the Plan, from 2,000,000 shares of Common Stock to 2,500,000 shares of Common Stock, (v) to approve an amendment to the Company’s

Certificate of Incorporation to change the corporate name of the Company to “Fox & Hound Restaurant Group,” and (vi) for any other matter that may properly be brought before the Meeting in accordance with the judgment of the person or persons voting the Proxy. The execution of a Proxy will in no way affect a stockholder’s right to attend the Meeting and vote in person. Any Proxy executed and returned by a stockholder may be revoked at any time thereafter if written notice of revocation is given to the Secretary of the Company prior to the vote to be taken at the Meeting, or by execution of a subsequent proxy which is presented to the Meeting, or if the stockholder attends the Meeting and votes by ballot, except as to any matter or matters upon which a vote shall have been cast pursuant to the authority conferred by such Proxy prior to such revocation. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker “non-votes” (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted.

     The cost of solicitation of the Proxies being solicited on behalf of the Board of Directors will be borne by the Company. In addition to the use of the mails, proxy solicitation may be made by telephone, telegraph and personal interview by officers, directors and employees of the Company. The Company will, upon request, reimburse brokerage houses and persons holding Common Stock in the names of their nominees for their reasonable expenses in sending soliciting material to their principals.

SECURITY OWNERSHIP

     The following table sets forth information concerning ownership of the Company’s Common Stock, as of April 8, 2005, by each person known by the Company to be the beneficial owner of more than five percent of the Common Stock, each director, nominee for director, each executive officer as defined in Item 402(a)(3) of Regulation S-K and by all directors and executive officers of the Company as a group. Unless otherwise indicated, the address for five percent stockholders, directors and executive officers of the Company is 1551 N. Waterfront Parkway, Suite 310, Wichita, Kansas 67206.

Name and Address	Shares	Percentage
of Beneficial Owner	Beneficially Owned	of Class
Dennis L. Thompson (1)	614,498	5.8
Steven M. Johnson (2)	273,698	2.6
Gary M. Judd (3)	289,637	2.7
James K. Zielke (4)	212,384	2.0
C. Wells Hall, III (5)	69,353	*
E. Gene Street (6)	57,053	*
John D. Harkey, Jr. (7)	68,853	*
Kenneth C. Syvarth (8)	63,065	*
Nestor R. Weigand, Jr.(9)	4,334	*
James T. Morton (10)	36,000	*
Jamie B. Coulter (11)	1,103,667	10.4
3535 Gillespie, #603
Dallas, Texas 75219
Thomas A. Hager (12)	702,861	6.6
2626 Flintgrove Road
Charlotte, NC 28226
Goldman Sachs Asset Management LP (13)	941,461	8.9
32 Old Slip
New York, New York 10005
Bank of America Corporation (14)	2,233,202	21.0
100 North Tyron St., Floor 25
Bank of America Corporate Center
Charlotte, North Carolina 28255

All directors and executive officers as a group (10 persons) (15)	1,648,541	15.5

*	Less than 1.0%

(1)	Includes (a) presently exercisable options to purchase 18,719 shares of Common Stock, (b) 242,795 shares held by Mr. Thompson’s wife, Sharon K. Thompson, of which Mr. Thompson disclaims beneficial ownership, and (c) 100,000 shares held by the Thompson Family, LLC of which Mr. Thompson is the managing member, and as to which shares Mr. Thompson disclaims beneficial ownership of these shares except to the extent of his equity interest therein. Excludes 40,000 shares held by Mr. Thompson’s adult children with which Mr. Thompson does not share a residence and to which Mr. Thompson disclaims beneficial ownership.

(2)	Includes (a) presently exercisable options to purchase 160,348 shares of Common Stock and (b) 3,500 shares held by Mr. Johnson as custodian for the benefit of his two minor children, and 1,750 shares held by Mr. Johnson’s adult child, of which Mr. Johnson disclaims beneficial ownership.

(3)	Includes presently exercisable options to purchase 209,637 shares of Common Stock.

(4)	Includes (a) presently exercisable options to purchase 182,134 shares of Common Stock, and (b) 4,000 shares of Common Stock held by Mr. Zielke’s wife, Patti J. Zielke, of which Mr. Zielke disclaims beneficial ownership.

(5)	Includes presently exercisable options to purchase 17,053 shares of Common Stock.

(6)	Includes presently exercisable options to purchase 18,720 shares of Common Stock.

(7)	Includes presently exercisable options to purchase 18,719 shares of Common Stock.

(8)	Includes presently exercisable options to purchase 52,965 shares of Common Stock.

(9)	Includes presently exercisable options to purchase 3,334 shares of Common Stock.

(10)	Includes (a) 30,000 shares held by Morton Jennings Partners, LLC, of which Mr. Morton is managing member and trading advisor, and (b) 6,000 shares held by Mr. Morton’s children.

(11)	This information is based on Form 4 dated September 13, 2004, and filed with the SEC. Mr. Coulter claims sole voting and dispositive power over 1,103,667 shares of Common Stock.

(12)	This information is based on Form 5 dated February 10, 2005, filed with the SEC, and includes (a) 300,661 shares of Common Stock directly owned by Mr. Hager, and (b) 326,800 shares of Common Stock owned by Mr. Hager’s spouse and 37,700 shares of Common Stock owned by each of Mr. Hager’s son and daughter.

(13)	This information is based on Schedule 13G/A dated February 10, 2005, and filed with the SEC. Goldman Sachs Asset Management LP claims sole voting power over 752,629 shares of Common Stock and sole dispositive power over 941,461 shares of Common Stock.

(14)	This information is based on Schedule 13G dated February 11, 2005, and filed with the SEC jointly by Bank of America Corporation, NB Holdings Corporation, Bank of America, NA, Fleet National Bank, Columbia Management Group, Inc., and Columbia Management Advisors, Inc. and includes (a) 569,534 shares of Common Stock to which Bank of America Corporation claims shared voting and dispositive power; (b) 42,334 shares of Common Stock to which NB Holdings Corporation claims shared voting and dispositive power; (c) 42,334 shares of Common Stock to which Bank of America, NA claims sole voting and dispositive power; (d) 527,200 shares of Common Stock to which Fleet National Bank claims sole voting power with respect to 1,300 shares, sole dispositive power with respect to 1,000 shares, shared voting power with respect to 525,900 shares, and shared dispositive power with respect to 526,200 shares; (e) 525,900 shares of Common Stock to which Columbia Management Group, Inc. claims shared voting and dispositive power; and (f) 525,900 shares of Common Stock to which Columbia Management Advisors, Inc. claims sole voting and dispositive power.

(15)	Includes the shares deemed to be beneficially owned by the directors and executive officers of the Company (see footnotes (1) through (10) to this table).

PROPOSAL I — ELECTION OF DIRECTORS

     Article Fifth, Paragraph A of the Certificate of Incorporation of the Company, and Article Two, Section 2.2 of its By-Laws provide for the organization of the Board of Directors into three classes. The number of Directors is established by the By-Laws pursuant to Board authorization. Currently, the By-Laws, as amended, provide for nine (9) Directors. Steven M. Johnson was appointed to the Board in 1998, Gary M. Judd was appointed to the Board in 1999, and John D. Harkey, Jr. was appointed to the Board in 1999. All Directors are chosen for a full three-year term to succeed those whose terms expire. It is therefore proposed that three (3) Directors be elected to serve until the Annual Meeting of Stockholders to be held in 2008 and until their successors are elected and shall have qualified.

     Unless otherwise specified, all Proxies received will be voted in favor of the election of Steven M. Johnson, Gary M. Judd and John D. Harkey, Jr., the three (3) nominees. Directors shall be elected by a plurality of the votes cast, in person or by proxy, at the Meeting. Abstentions from voting and broker non-votes on the election of Directors will have no effect because they will not represent votes cast at the Meeting for the purpose of electing Directors. The terms of the nominees expire at the Meeting in 2008 and when their successors are duly elected and shall have qualified. Management has no reason to believe that any of the nominees will be unable or unwilling to serve as a Director, if elected. Should any of the nominees not remain a candidate for election at the date of the Meeting, the Proxies will be voted in favor of those nominees who remain candidates and may be voted for substitute nominees selected by the Board of Directors.

     The following table sets forth the names, ages, and terms of office of the Directors and Director nominee of the Company:

		Term of Office
Name	Age	As Director Expires
Dennis L. Thompson	61	2007
Steven M. Johnson	45	2005
Gary M. Judd	45	2005
James K. Zielke	40	2006
C. Wells Hall, III	57	2006
E. Gene Street	64	2006
John D. Harkey, Jr.	44	2005
Nestor R. Weigand, Jr.	66	2007
James T. Morton	64	2007

     Dennis L. Thompson has served as Chairman of the Board since July 2004, has been Co-Chairman of the Board from January 1999 to July 2004, has been a Director of the Company since February 1997, and from 1989 to 1997 was an investor with Bailey Sports Grille, Inc., of which he was co-founder. Mr. Thompson served as senior vice president of real estate of Lone Star Steakhouse & Saloon, Inc. from 1992 to 1997 and as a director from 1992 to 1998. Mr. Thompson, co-founder of Lone Star Steakhouse & Saloon, was also an executive officer and a director of various subsidiaries of Lone Star Steakhouse & Saloon from 1989 to 1997. From 1985 to August 1995, he was an executive officer, director and stockholder of Creative Culinary Concepts, Inc., a company that owned and operated Lone Star Steakhouse and Saloon restaurants and certain other restaurants. Mr. Thompson is owner and co-manager of Firebirds International, LLC which owns and operates Firebirds Rocky Mountain Grill restaurants.

     Steven M. Johnson has served as Chief Executive Officer since January 1999 and as a Director since October 1998. The current term of Mr. Johnson’s employment agreement with the Company is due to expire on June 30, 2005, and, unless notice is given by either Mr. Johnson or the Company, will automatically renew for an additional year. From March 1992 until December 1998, Mr. Johnson was chief operating officer for Coulter Enterprises, Inc., a Pizza Hut franchisee, with primary responsibility for the operations of 100 Pizza Hut restaurants. From May 1985 until June 1991, Mr. Johnson was controller for Fugate Enterprises, Inc., a Pizza Hut, Taco Bell and Blockbuster Video franchisee. Prior to his employment at Fugate Enterprises, Inc., Mr. Johnson was employed by Ernst & Young LLP. Mr. Johnson is also a C.P.A.

     Gary M. Judd has served as President and Director since June 1997 and served as Chief Executive Officer and Chief Operating Officer from June 1997 until January 1999. The current term of Mr. Judd’s employment agreement with the Company is due to expire on June 30, 2005, and, unless notice is given by either Mr. Judd or the Company, will automatically renew for an additional year. Mr. Judd served as vice president of special projects with Coulter Enterprises, Inc. from October 1993 to May 1997. From March 1989 to September 1993, Mr. Judd was employed by Western Sizzlin, Inc. in various capacities, most recently as director of franchise operations. From March 1984 to February 1989, Mr. Judd served as a director of operations with Coulter Enterprises, Inc.

     James K. Zielke has served as Chief Financial Officer and Secretary since April 1997 and as a Director since January 1999. The current term of Mr. Zielke’s employment agreement with the Company is due to expire on June 30, 2005, and, unless notice is given by either Mr. Zielke or the Company, will automatically renew for an additional year. From January 1997 until April 1997, Mr. Zielke was the senior director-tax for PepsiCo Restaurant Services Group, Inc. Mr. Zielke was employed by Pizza Hut, Inc. from March 1993 until January 1997, most recently as director-tax from March 1995 until January 1997. Prior to his employment by Pizza Hut, Inc., Mr. Zielke was employed by Ernst & Young LLP from June 1986 until March 1993. Mr. Zielke is also a C.P.A.

     C. Wells Hall, III has been a Director of the Company since January 1999. Since June 2000 Mr. Hall has been a partner with the tax transactions practice group of the law firm of Mayer, Brown, Rowe & Maw in Charlotte, North Carolina. From October 1984 to June 2000 Mr. Hall was a corporate tax partner with the law firm of Moore & Van Allen in Charlotte, North Carolina.

     E. Gene Street has been a Director of the Company since January 1999. Since 1998, Mr. Street has served as vice chairman of Consolidated Restaurant Companies, Inc., and as chairman of Consolidated Restaurant Operations, Inc., and as a principal in Cracken, Harkey, Street & Hartnett, LLC. Mr. Street was the founder of Black Eyed Pea and served as president and chief executive officer of Prufrock Restaurants, Inc., the company which owned and operated Black Eyed Pea restaurants. Mr. Street was also the founder of Good Eats restaurants and served as chairman and chief executive officer of Good Eats Holding Company, Inc. from 1986 until its sale to Consolidated Restaurant Companies, Inc. in 1998. Mr. Street serves on the Board of Grandactuel Ltd.

     John D. Harkey, Jr. has been a Director of the Company since January 1999. Since 1998, Mr. Harkey has served as chief executive officer and chairman of Consolidated Restaurant Companies, Inc., and as chief executive officer and vice chairman of Consolidated Restaurant Operations, Inc., and has been manager of the investment firm Cracken, Harkey, Street & Hartnett since 1997. From 1992 to 1998, Mr. Harkey was a partner with the law firm Cracken & Harkey, LLP. Mr. Harkey was founder and managing director of Capstone Capital Corporation and Capstone Partners, Inc. from 1989 until 1992. Mr. Harkey serves on the Board of Directors of Leap Wireless/Cricket Communications.

     Nestor R. Weigand, Jr. has been a Director of the Company since May 2004. Since 1961, Mr. Weigand has been employed by J. P. Weigand & Sons, Inc., a residential, commercial, industrial, and investment real estate firm, and has served as its president from 1983 to 2001. Since 2001, Mr. Weigand has served as J. P. Weigand & Sons, Inc.’s chairman and chief executive officer. Mr. Weigand has served as a member of the executive committees of the National Association of Realtors since 2001 and the International Real Estate Federation from 1996 until 2001. Mr. Weigand served as the world president of the International Real Estate Federation from 2001 to 2002.

     James T. Morton has been a Director of the Company since July 2004. In 1966, after graduation from Harvard, Mr. Morton was employed by A.G. Becker until 1979 when he joined Lehman Bros as a special situations analyst. He then joined the special equities team at Chase Manhattan. From 1985 through 1994, Mr. Morton was with Morgan Grenfell of London. Since 1994, Mr. Morton has been the managing member of Morton Jennings Partners LLC.

Recommendation of the Board of Directors

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES.

Directors and Committee Meetings

     For the fiscal year ended December 28, 2004, there were seven meetings of the Board of Directors. From time to time, the Board of Directors and its committees take action by unanimous written consent pursuant to the laws of the State of Delaware. Messrs. Hall, Street, Harkey, Weigand, and Morton are independent directors within the meaning of the applicable listing standards of the National Association of Security Dealers (“NASD”).

Director Nominations

     The Board of Directors does not have a standing nominating committee. The basis for the view of the Board of Directors that it is appropriate for the Company to not have a nominating committee is that all members of the Board of Directors participate in the nominating process. The Board of Directors as a whole meets the nominating committee requirements of the applicable listing standards of the NASD because each director candidate must be recommended by a majority of independent directors as defined in such listing standards. The Board of Directors has adopted a resolution establishing a statement of policy regarding director nomination since the Company’s last proxy statement. A copy of this policy is available in the “Investors” section of the Company’s web site at www.totent.com. The reference to our web site does not incorporate by reference the information contained in the web site and such information should not be considered a part of this proxy statement.

     The Board of Directors identifies director nominees from various sources such as officers, directors, and stockholders and in 2004 did not retain the services of any third party consultants to assist in identifying and evaluating potential nominees. The Board of Directors will consider and evaluate a director candidate recommended by a stockholder in the same manner as a nominee recommended by any other person. The Board of Directors will assess all director nominees taking into account several factors including, but not limited to, issues such as the current needs of the Board of Directors and the nominee’s: (i) integrity, honesty and accountability; (ii) successful leadership experience and strong business acumen; (iii) forward-looking, strategic focus; (iv) collegiality; (v) independence and absence of conflicts of interests; and (vi) ability to devote necessary time to meet director responsibilities. Where appropriate, the Board of Directors will ultimately recommend nominees that it believes will enhance the Board of Director’s ability to manage and direct, in an effective manner, the affairs and business of the Company.

     Stockholders wishing to recommend a director candidate to serve on the Board of Directors may do so by providing advance written notice to the Company. To make a director nomination at the 2006 annual meeting, a stockholder must follow the same procedures required for submitting a stockholder proposal. See “Stockholder Proposals” below. Notices should be sent to James K. Zielke, Secretary, Total Entertainment Restaurant Corp., 1551 N. Waterfront Parkway, Suite 310, Wichita, Kansas 67206. The notice must set forth: (a) the name and address of the stockholder who intends to make the nomination and of the person or persons to be nominated; (b) the number and class of all shares of each class of capital stock of the Company beneficially owned by the person or persons to be nominated; (c) a representation that the nominating stockholder is a stockholder of record of the Company’s stock entitled to vote at such meeting, including setting forth the number and class of all shares of each class of capital stock of the Company beneficially owned by the nominating stockholder, and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (d) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder; (e) such other information regarding each nominee proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission, had the nominee been nominated, or intended to be nominated, by the Board of Directors; and (f) the signed consent of each nominee to serve as a director of the Company if so elected. The presiding officer of the annual meeting of stockholders may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedure.

Audit Committee, Compensation Committee and Stock Option Committee

     The Board of Directors has created an Audit Committee, a Compensation Committee and a Stock Option Committee. The Audit Committee is composed solely of independent directors as defined in the listing standards of NASD and is charged with reviewing the Company’s annual audit and meeting with the Company’s independent auditors to review the Company’s internal controls and financial management practices. The Compensation Committee, which is also composed solely of independent Directors, recommends to the Board of Directors compensation for the Company’s key employees. The Stock Option Committee also consists solely of independent Directors and administers the Company’s 1997 Incentive and Non-Qualified Stock Option Plan (the “Plan”) and awards stock options thereunder. The members of the Audit Committee are Messrs. Harkey, Morton and Hall. The Board of Directors has determined that Mr. Harkey is an “audit committee financial expert” as defined by the rules of the Securities and Exchange Commission, and all the members of the Audit Committee, including Mr. Harkey, are independent and are financially literate, as defined by the listing standards of NASD for audit committee members. The members of the Compensation Committee are Messrs. Thompson, Harkey and Hall. The members of the Stock Option Committee are Messrs. Thompson, Weigand and Street. During fiscal year 2004, there was one meeting of the Compensation Committee and one meeting of the Stock Option Committee. The Audit Committee held four meetings in fiscal year 2004.

     The Board does not have a policy with respect to Directors’ attendance at the Company’s annual meeting. All members of the Board of Directors were in attendance at the annual meeting held on May 19, 2004.

Code of Business Conduct and Ethics

     The Company has adopted a Code of Business Conduct and Ethics that applies to all employees, officers, and directors of the Company, including Company’s Chief Executive Officer, Chief Financial Officer, and Controller. A copy of the Company’s Code of Business Conduct and Ethics may be found in the “Investors” section of the Company’s internet web site at www.totent.com. Any amendments or waivers (express or implied) of the Company’s Code of Business Conduct and Ethics with respect to executive officers and directors will be posted in the “Investors” section of the Company’s internet web site at www.totent.com.

Communications with Directors

     The Company has a process for stockholders to communicate with the Board of Directors, a specific director, or the non-management or independent directors as a group. Stockholders may send written communications c/o Total Entertainment Restaurant Corp., Attn: Secretary, 1551 N. Waterfront Parkway, Suite 310, Wichita, Kansas 67206; Fax: (316) 634-6060.

Other Executive Officers

     Kenneth C. Syvarth, 44, has served as Chief Operating Officer of the Company since May 2002. The current term of Mr. Syvarth’s employment agreement with the Company is due to expire on June 30, 2005, and, unless notice is given by either Mr. Syvarth or the Company, will automatically renew for an additional year. He served as Vice President of Operations of the Company from July 2000 to May 2002. Prior to joining the Company, Mr. Syvarth was Managing Operating Partner for Restaurant Management Company, a Pizza Hut franchisee, from October 1998 to May 2000. Prior to his employment with Restaurant Management Company, Mr. Syvarth was employed as Regional Manager for Lone Star Steakhouse & Saloon, Inc. from June 1997 to October 1998. From September 1986 to June 1997, Mr. Syvarth was employed by Coulter Enterprises, Inc., a Pizza Hut franchisee, in various capacities, most recently as Vice President of Operations.

AUDIT COMMITTEE REPORT

     The Audit Committee (the “Committee”) is currently composed of three directors, C. Wells Hall, III, James T. Morton, and John D. Harkey, Jr., all of whom are independent as defined in the listing standards of NASD. The Committee operates under a written charter adopted by the Board of Directors, as amended and restated, a copy of which was included as Appendix A to the Company’s 2004 Proxy Statement. The Committee reviews the Company’s financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process. The Committee members do not serve as professional accountants or auditors and their functions are not intended to duplicate or to certify the activities of management or the independent auditors. The Company’s independent auditors are responsible for expressing an opinion on the conformity of the Company’s audited financial statements to accounting principles generally accepted in the United States of America.

     The Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as amended. In addition, the Committee has received from the independent auditors the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as amended, and discussed with them their independence from the Company and its management.

     The Committee reviewed and discussed with management the audited financial statements for the fiscal year ended December 28, 2004 (the “Audited Financial Statements”), and management represented to the Committee that the Company’s consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America. Based upon all of the foregoing, the Audit Committee recommended to the Board that the Audited Financial Statements be included in the Company’s Annual Report on Form 10-K for the year ended December 28, 2004, for filing with the Securities and Exchange Commission.

The Audit Committee
John D. Harkey, Jr.
C. Wells Hall, III
James T. Morton

INDEPENDENT AUDITOR FEES

     The following table sets forth the aggregate fees billed to the Company for the last two fiscal years ended December 28, 2004, by the Company’s independent auditors, KPMG LLP:

	2003	2004
Audit fees (1)	$87,200	$310,063
Audit-related fees (2)	8,500	15,800
Tax fees	—	—
All other fees	—	—
Total fees	$95,700	$325,863

(1)	“Audit Fees” are the aggregate fees incurred for professional services rendered by KPMG LLP for the audits of the Company’s annual consolidated financial statements for the years ended December 28, 2004 and December 30, 2003, and the reviews of the consolidated financial statements included in the Company’s quarterly reports on Form 10-Q during fiscal years 2003 and 2004. “Audit Fees” also include fees incurred for professional services related to other statutory and regulatory filings and comfort letters and consents related to registration statements filed with the Securities and Exchange Commission. The 2003 and 2004 fees include KPMG LLP’s estimate of unbilled fees related to 2003 and 2004 services, respectively.

(2)	“Audit-related fees” include fees incurred for assurance and related services that are reasonably related to the performance of the audit and not included in the “audit fees” described above. These services include audits of the employee benefit plans.

Pre-Approval Process

     All services provided by KPMG LLP in 2004 were, and all services to be provided by KPMG LLP in 2005 will continue to be pre-approved by the Audit Committee. The Audit Committee may delegate authority to subcommittees or an individual committee member to approve services by KPMG LLP in the event there is a need for such approval prior to the next full Audit Committee meeting. A full report of any such interim approvals must be given at the next Audit Committee meeting.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities and Exchange Act of 1934, as amended, requires directors and executive officers of the Company to file reports with the Securities and Exchange Commission indicating their holdings of and transactions in the Company’s equity securities. Based on an amendment to Form 3 filed with the Securities and Exchange Commission on February 11, 2005, Nestor R. Weigand, Jr., a member of the Board of Directors, failed to timely report the acquisition of 1,000 shares of Common Stock of the Company acquired on March 29, 2004. Mr. Weigand became a Director of the Company following his election at the Stockholder’s Annual Meeting on May 19, 2004. Except as disclosed above, to the Company’s knowledge, based solely upon a review of the copies of such reports furnished to the Company and written representations that no other reports were required, the directors and executive officers of the Company complied with all filing requirements during the fiscal year ended December 28, 2004.

EXECUTIVE COMPENSATION

     The following table sets forth all compensation awarded to, earned by or paid to all executive officers (the “Named Executive Officers”) with respect to the last three completed fiscal years ended December 28, 2004.

SUMMARY COMPENSATION TABLE

					Long-Term
			Annual Compensation		Compensation Awards
				Other Annual	Securities Underlying	All Other
Name and Principal Position	Year	Salary	Bonus($)	Compensation ($)(1)	Options (#)	Compensation
Steven M. Johnson	2004	$276,300	$129,550	—	71,334	—
Chief Executive Officer	2003	$250,844	$30,000	—	33,659	—
	2002	$243,361	$49,350	—	20,796	—
Gary M. Judd	2004	$212,000	$102,000	—	66,797	—
President	2003	$197,482	$20,000	—	26,498	—
	2002	$191,582	$38,850	—	16,372	—
James K. Zielke	2004	$250,227	$121,275	—	69,971	—
Chief Financial Officer,	2003	$234,829	$30,000	—	31,511	—
Secretary and Treasurer	2002	$227,827	$46,200	—	19,469	—
Kenneth C. Syvarth	2004	$162,885	$78,750	—	62.968	—
Chief Operating Officer	2003	$152,486	$20,000	—	20,462	—
	2002	$147,346	$30,000	—	20,000	—

(1)	Perquisites and other personal benefits, securities or property received by each executive officer did not exceed the lesser of $50,000 or 10% of such executive officer’s annual salary and bonus.

OPTION GRANTS IN LAST FISCAL YEAR

     The following table sets forth certain information regarding stock option grants made to the Named Executive Officers under the Plan for services performed during the fiscal year ended December 28, 2004.

						Potential Realizable
						Value at Assumed Annual
						Rates of Stock Price
						Appreciation
						for Options Term
	Individual Grants					(3)
	Number		% of Total
	of Securities		Options	Exercise
	Underlying		Granted to	of Base
	Options Granted (#		Employees in	Price	Expiration
Name	of Shares)		Fiscal Year	($/Sh)	Date	5% ($)	10% ($)
Steven M. Johnson	21,334	(1)	4.7	13.45	4/30/14	180,456	457,312
	50,000	(2)	11.0	9.66	11/1/14	303,336	768,470
Gary M. Judd	16,797	(1)	3.7	13.45	4/30/14	142,080	360,058
	50,000	(2)	11.0	9.66	11/1/14	303,336	768,470
James K. Zielke	19,971	(1)	4.4	13.45	4/30/14	168,928	428,095
	50,000	(2)	11.0	9.66	11/1/14	303,336	768,470
Kenneth C. Syvarth	12,968	(1)	2.8	13.45	4/30/14	109.692	277,980
	50,000	(2)	11.0	9.66	11/1/14	303,336	768,470

(1)	The options indicated vest ratably over a three-year period.

(2)	The options indicated vest ratably over a five-year period.

(3)	The potential realizable portion of the foregoing table illustrates value that might be realized upon exercise of options immediately prior to the expiration of their term, assuming the specified compounded rates of appreciation on the Company’s Common Stock over the term of the options. These numbers do not take into account provisions of certain options providing for termination of the option following termination of employment, nontransferability or differences in vesting periods.

Regardless of the theoretical value of an option, its ultimate value will depend on the market value of the Common Stock at a future date, and that value will depend on a variety of factors, including the overall condition of the stock market and the Company’s results of operations and financial condition. There can be no assurance that the values reflected in this table will be achieved.

Option Exercise Table

     No options were exercised by the Named Executive Officers during the fiscal year ended December 28, 2004. The following table sets forth certain information concerning unexercised options held as of December 28, 2004, by the Named Executive Officers under the Plan.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
FISCAL YEAR-END OPTION VALUES

	Number of Securities		Value of Unexercised
	Underlying Unexercised		In-the-Money Options at
	Options at December 28, 2004		December 28, 2004 ($) (1)
Name	Exercisable	Unexercisable	Exercisable	Unexercisable
Steven M. Johnson	135,084	100,705	$1,006,122	$200,550
Gary M. Judd	189,749	89,919	$926,334	$180,541
James K. Zielke	165,484	97,467	$981,916	$194,548
Kenneth C. Syvarth	31,405	87,025	$191,835	$225,632

(1)	Such amounts are based on the closing price of a share of Common Stock ($11.79) as reported by the Nasdaq National Market (“Nasdaq”) on December 28, 2004.

Directors Compensation

     Directors who are not employees of the Company (“Eligible Directors”) receive an annual fee of $10,000, and the chairpersons of the Stock Option Committee and Compensation Committee will receive an additional annual fee of $5,000 and the chairperson of the Audit Committee will receive an additional annual fee of $8,500. Additionally, each Eligible Director will receive a fee of $1,250 for each regularly scheduled Board of Directors meeting attended, a fee of $750 for each regularly scheduled Board of Directors meeting held via conference call, a fee of $1,000 for each Audit Committee meeting attended that is scheduled in conjunction with a regularly scheduled Board of Directors meeting, a fee of $1,000 for each committee meeting attended not in conjunction with a regularly scheduled Board of Directors meeting, and a fee of $500 for each committee meeting held via conference call not in conjunction with a regularly scheduled Board of Directors meeting. The chairperson of the Audit Committee will receive a fee of $1,500 for each Audit Committee meeting attended in conjunction with a regularly scheduled Board of Directors meeting, each chairperson of a committee of the Board will receive a fee of $1,500 for each meeting attended or $750 for each meeting held by telephone conference not held in conjunction with a regularly scheduled Board of Directors meeting. Each Director is reimbursed for his expenses. Employees who are Directors are not entitled to any compensation for their service as a Director. The Board of Directors amended the Directors Plan to modify the number of shares that each Eligible Director will be entitled to receive under annual grants of options under the Directors Plan to 10,000 shares on April 30 of each year.

     During fiscal year 2004, Messrs. Weigand and Morton each received a grant of an option to purchase 10,000 shares. All other Eligible Directors each received a grant of an option to purchase 7,500 shares of Common Stock. The exercise price for such shares was equal to the closing sale price of the Common Stock as reported on the National Association of Securities Dealers Automated Quotation (“Nasdaq”) on the date of grant. As of the record date, options to purchase 142,311 shares of Common Stock are outstanding under the Directors Plan at an exercise prices ranging from $2.50 per share to $13.62 per share.

Employment Agreements

     The Company has entered into separate employment agreements with each of Messrs. Johnson, Judd, Zielke and Syvarth, dated as of June 12, 2002, respectively, providing for the employment of such individuals as Chief Executive Officer, President, Chief Financial Officer and Chief Operating Officer, respectively. Each employment agreement provides that the officer shall devote substantially all of his professional time to the business of the Company. The agreements currently provide for annual base salaries of $315,000 for Mr. Johnson, $230,000 for Mr. Judd, $267,500 for Mr. Zielke, and $175,500 for Mr. Syvarth, subject to further increases as determined by the Board of Directors. Each agreement terminates on June 30, 2005, and automatically renews for an additional one-year period unless either the Company or the officer gives prior notice of non-renewal. Each agreement contains non-competition and non-solicitation provisions. Mr. Thompson has also entered into a non-competition, confidentiality and non-solicitation agreement with the Company.

     The employment agreements with each of these executive officers provides if any executive officer is involuntarily terminated without just cause or if the Company fails to renew the employment agreement, the executive officer is entitled to be paid over a twelve-month period such executive officer’s then-current annual base salary. Additionally, upon a change of control, as defined in the employment agreements, and a change in responsibilities or reduction in base salary or other compensation, the involuntary separation of an executive officer from employment for any reason other than for just cause or his death or disability, such executive officer is entitled to a lump-sum distribution equal to 2.99 times the employee’s annualized compensation, less other cash severance type benefits to which the executive officer is entitled (other than stock options, accelerated vesting of stock options, and retirement, pension, or other similar benefits), reduced by any amount which would not be deductible by the Company under Section 280G of the Internal Revenue Code; automatic 100% vesting of the executive officer’s stock options under the Plan (or automatic 50% vesting if the termination is for just cause); and life and health insurance coverage for a period of two years.

Securities Authorized for Issuance Under Equity Compensation Plans.

     The following table summarizes information about the Company’s equity compensation plans (including individual compensation arrangements) which authorize the issuance of equity securities as of December 28, 2004.

	Number of		Number of
	Securities to be		Securities
	Issued Upon		Remaining Available
	Exercise of	Weighted-Average	for Future Issuance
	Outstanding Options	Exercise Price of	Under Equity
Plan Category	(1)	Outstanding Options	Compensation Plans(3)
Equity Compensation Plans Approved by Security Holders (2)	1,409,440	$7.90	471,986
Equity Compensation Plans Not Approved by Security Holders	—	—	—
Total	1,409,440	$7.90	471,986

(1)	Number of shares is subject to adjustment for changes in capitalization such as stock splits, stock dividends and similar events.

(2)	Consists of the 1997 Incentive and Nonqualified Stock Option Plan and the 1997 Directors Stock Option Plan, as amended to date. See “Stock Option Plans” below.

(3)	Excludes shares to be issued upon the exercise of outstanding options and increases in shares authorized for issuance upon the exercise of options under the two plans if the amendments to the plans are approved by the Stockholders. See Proposals III and IV below.

Joint Report by the Compensation Committee and the Stock Option Committee on Executive Compensation

General

     The Compensation Committee determines the cash and other incentive compensation (with the exception of stock options which are granted by the Stock Option Committee), if any, to be paid to the Company’s executive officers and key employees. Messrs. Thompson, Harkey and Hall, non-employee Directors of the Company, serve as members of the Compensation Committee and Messrs. Thompson, Weigand and Street, non-employee directors of the Company, serve as members of the Stock Option Committee and are “non-employee directors” (within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934). During fiscal year 2004, there was one meeting of the Compensation Committee and one meeting of the Stock Option Committee.

Compensation Philosophy

     The Compensation Committee’s executive compensation philosophy is to base management’s pay, in part, on the achievement of the Company’s annual and long-term performance goals, to provide competitive levels of compensation, to recognize individual initiative, achievement and length of service to the Company, and to assist the Company in attracting and retaining qualified management. It is the philosophy of the Compensation Committee in tandem with the Stock Option Committee to provide officers with the opportunity to realize potentially significant financial gains through the grants of stock options. The Compensation Committee also believes that the potential for equity ownership by management is beneficial in aligning management’s and stockholders’ interest in the enhancement of stockholder value. However, the decision to ultimately grant stock options is based primarily on the criteria set forth under “Stock Option Plan” described below.

     Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), prohibits a publicly held corporation, such as the Company, from claiming a deduction on its federal income tax return for compensation in excess of $1 million paid for a given fiscal year to the chief executive officer (or person acting in that capacity) at the close of the corporation’s fiscal year and the four most highly compensated officers of the corporation, other than the chief executive officer, at the end of the corporation’s fiscal year. The $1 million compensation deduction limitation does not apply to “performance-based compensation.” The Company believes that any compensation received by executive officers in connection with the exercise of options granted under the Plan qualifies as “performance-based compensation.” Accordingly, the Company has not established a policy with respect to Section 162(m) of the Code because the Company has not and does not currently anticipate paying compensation in excess of $1 million per annum to any employee.

Salaries

     Base salaries for the Company’s executive officers are determined initially by evaluating the responsibilities of the position held and the experience of the individual, food service and management experience, and by reference to the competitive marketplace for management talent, including a comparison of base salaries for comparable positions at comparable companies within the Company’s industry, which includes companies that comprise the Company’s Peer Group, as defined herein. See “Common Stock Performance” below. Such companies are comparable in that they are fast-growth companies in the casual dining segment of the restaurant industry. The Company believes salaries for its officers are average as compared to the companies reviewed. Annual salary adjustments are determined in descending level of importance by (i) evaluating the financial results achieved by the Company, which includes revenues, earnings, unit growth and profit margins of the Company, (ii) the performance of the executive particularly with respect to the ability to manage growth and profitability of the Company, (iii) the length of the executive’s service to the Company and (iv) any increased responsibilities assumed by the executive. There are no restrictions on salary adjustments of the Company. The Company has employment agreements with Messrs. Johnson, Judd, Zielke, and Syvarth which set the base salaries for such individuals. These base salaries are based on and are reviewed annually in accordance with the factors described in this paragraph and the terms of the employment agreements. See “Summary Compensation Table — Employment Agreements.”

Annual Bonuses

     Each of the Company’s executive officers is covered by two separate bonus plans. A bonus of up to 10% can be earned for attainment of specified earnings per share performance and comparable store sales performance, and a bonus of up to 10% can be earned for attainment of specified EBITDA performance. As indicated under “Stock Option Plan” below, the Company has granted options to the Named Executive Officers in part to reward their performance.

     It is the philosophy of the Stock Option Committee to tie a significant portion of an executives’ total opportunity for financial gain to increases in stockholder value, thereby aligning the long-term interests of the stockholders with the executives and to retain such key employees. All salaried employees, including executives and part-time employees, of the Company and its subsidiaries, are eligible for grants of stock options pursuant to the Plan.

Chief Executive Officer

     In setting fiscal year 2004 salary and stock option award levels for Mr. Johnson, the Compensation Committee and the Stock Option Committee focused upon the policies described above. Mr. Johnson’s compensation for fiscal year 2004 was $276,300. Based on a review of comparable companies, Mr. Johnson’s annual salary was increased to $315,000 effective September 8, 2004. A bonus was paid to him in fiscal year 2004 of $129,550.

Stock Option Plan

     Pursuant to the Plan, both incentive and non-qualified options may be granted to key employees of the Company, or with respect to incentive options, to any employees of any subsidiary in which the Company owns more than 50% of the total combined voting power of all classes of stock, including part-time employees. As of the Record Date, options to purchase 1,443,052 shares of the Company’s Common Stock were outstanding under the Plan and 382,986 shares remained available for the grant of options under the Plan. Approximately 4,800 employees are currently eligible to participate under the Plan because the Plan allows grants to full-time and part-time employees of the Company and its subsidiaries.

     The Plan is administered by the Stock Option Committee, consisting of not less than three members of the Board of Directors of the Company who are not eligible to participate in the Plan. The members of the Stock Option Committee are appointed by the Board of Directors and serve at the pleasure of the Board of Directors. The Stock Option Committee selects the key employees who will be granted options under the Plan and, subject to the provisions of the Plan, determines the terms and conditions and number of shares of Common Stock subject to each option. The Stock Option Committee also makes any other determinations necessary or advisable for the administration of the Plan. Determinations by the Stock Option Committee are final and conclusive. Grants of options and other decisions of the Stock Option Committee are not required to be made on a uniform basis. The Plan will terminate on July 17, 2007, but may be terminated by the Board of Directors at any time before that date.

     Upon the grant of an option to a key employee, the Stock Option Committee will fix the number of shares of Common Stock that the optionee may purchase upon exercise of the Option and the price at which the shares may be purchased. The option price for incentive stock options shall not be less than 100% of the “fair market value” of the shares of Common Stock at the time the option is granted; provided, however, that with respect to an incentive stock option in the case of an optionee, who, at the time such option is granted, owns more than 10% of the voting stock of the Company or its subsidiaries, the purchase price per share shall be at least 110% of the fair market value. The option price for non-qualified options shall not be less than 75% of the fair market value at the time the option is granted. To date, the Company has not granted an option to any individual at a purchase price below fair market value. “Fair market value” is deemed to be the closing sales price of Common Stock on such date on Nasdaq or, if the Common Stock is not listed on Nasdaq, in the principal market in which the Common Stock is traded.

Compensation Committee:	Dennis L. Thompson
John D. Harkey, Jr.
C. Wells Hall, III

Stock Option Committee:	Dennis L. Thompson
E. Gene Street
Nestor R. Weigand, Jr.

Compensation Committee Interlocks and Insider Participation

     The Compensation Committee consists of Messrs. Thompson, Harkey and Hall. One Director, Dennis L. Thompson, was a party to transactions with the Company which require disclosure under Item 402(j) of Regulation S-K. See “Certain Relationships And Related Transactions” below.

Common Stock Performance

     The following graph compares the total return on the Company’s Common Stock from December 29, 1999 to December 28, 2004, the total returns of the Standard & Poor’s Mid-Cap 400 Index and the Standard & Poor’s Restaurant Industry Index (the “Peer Group”).

COMPARISON OF TOTAL RETURN
FROM DECEMBER 28, 1999 TO DECEMBER 28, 2004
AMONG
TOTAL ENTERTAINMENT RESTAURANT CORP.,
THE STANDARD & POOR’S MID-CAP 400 INDEX AND THE PEER GROUP

	Base
	Period
Company/Index Name	12/28/1999	12/26/2000	12/25/2001	12/31/2002	12/30/2003	12/28/2004
Total Entertainment Restaurant Corp.	$100.00	$83.43	$193.49	$497.04	$715.98	$697.63
S&P Restaurant Index	100.00	90.25	80.99	61.58	92.47	131.72
S&P Midcap 400 Index	100.00	115.69	115.82	98.42	132.70	151.70

     Assumes $100 invested on December 28, 1999, in the Company’s Common Stock, the Standard & Poor’s Mid-Cap 400 Index and the Peer Group and the reinvestment of dividends into additional shares of the same class of equity securities at the frequency with which dividends are paid on such securities during the applicable fiscal year. The calculations in the table were made on a dividends reinvested basis.

     There can be no assurance that the Company’s Common Stock performance will continue with the same or similar trends depicted in the above graph.

PROPOSAL II — RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     The Board of Directors has appointed KPMG LLP as the Company’s independent auditors for the fiscal year ending December 27, 2005. Although the selection of independent auditors does not require ratification, the Board of Directors has directed that the appointment of KPMG LLP be submitted to stockholders for ratification due to the significance of their appointment to the Company. If stockholders do not ratify the appointment of KPMG LLP as the Company’s independent auditors, the Board of Directors will consider the appointment of other certified public accountants. A representative of KPMG LLP is expected to be present at the Meeting, will have an opportunity to make a statement if he or she desires to do so, and will be available to respond to appropriate questions. The approval of the proposal to ratify the appointment of KPMG LLP requires the affirmative vote of a majority of the votes cast by all shareholders represented and entitled to vote thereon. Broker “non-votes” are not included in the tabulation of the voting results and therefore, do not have the effect of votes in opposition in such tabulations. An abstention from voting on a matter or a Proxy instructing that a vote be withheld has the same effect as a vote against a matter since it is one less vote for approval.

Recommendation of the Board of Directors

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS THE COMPANY’S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 27, 2005.

PROPOSAL III — APPROVAL OF THE AMENDMENT TO THE COMPANY’S

DIRECTORS STOCK OPTION PLAN

General

     The Board has approved an amendment to the Directors Plan, whereby the number of shares reserved for issuance to the exercise of options granted under the Directors Plan will be increased from 400,000 shares of Common Stock to 500,000 shares of Common Stock. The Board further recommended that these items be submitted to the Company’s stockholders at the Meeting for their ratification.

     The Directors Plan is designed to advance the interests of the Company by securing for the Company and its stockholders the benefits arising from stock ownership by its non-employee Directors. As of the Record Date, the closing sales price of the Company’s Common Stock on Nasdaq was $11.33.

Summary of Amendment to the Directors Plan

     The amendment to the Directors Plan, if approved by the stockholders, will increase from 400,000 to 500,000 the number of shares of Common Stock authorized for issuance upon exercise of options granted pursuant to the Directors Plan. The Board believes that the proposed amendment to the Directors Plan is necessary to continue the effectiveness of the Directors Plan in inducing persons who are not employed by the Company and who are of outstanding ability and potential to join and remain with the Company as Directors. If the amendment to the Directors Plan is approved, the first sentence of Article IV of the Directors Plan will read as follows:

“Subject to adjustment in accordance with Article IX hereof, an aggregate of 500,000 Shares of Common Stock, $0.01 par value (“Stock”), of the Company shall be subject to the Plan.”

Summary of the Directors Plan

     The purpose of the Directors Plan is to provide directors of the Company with an incentive to achieve the long-term objectives of the Company, to attract and retain qualified non-employee directors and to provide them with an opportunity to acquire an equity interest in the Company.

     The Directors Plan provides for the granting of options (“Options” or “Nonqualified Stock Options”) which are not intended to satisfy the requirements of Section 422 of the Code. An aggregate of 400,000 shares of Common Stock (subject to adjustment in the event of certain corporate events) have been reserved for issuance under the Directors Plan, which number of shares will be increased to 500,000 if the proposed amendment is approved.

     The Directors Plan is administered by the Board. Awards of Options under the Directors Plan are automatic.

     Each member of the Board who is not also an employee of the Company (each, for purposes of the Directors Plan, an “Eligible Director”) is eligible to receive Options under the Directors Plan. The Directors Plan as amended provides for an award of Options equal to 10,000 shares of Common Stock to each Eligible Director on April 30 of each fiscal year (a total of 60,000 shares of Common Stock for all non-executive Directors as a group per year).

     All Options granted under the Directors Plan will be exercisable as to one-third of the shares of Common Stock one year after the grant date, an additional one-third two years after the grant date and the balance three years after the grant date. Options currently expire on the earlier of (i) five years from the date of grant or (ii) one year following the date on which the Eligible Director ceases to serve in such capacity for any reason.

     The exercise price for Options is the fair market value of the Common Stock on the date of grant. An Option granted under the Directors Plan may be exercised by delivering to the Company payment of the full purchase price of such shares as provided for in the Directors Plan.

     The Board of Directors has the authority to amend or revise any of the terms of the Directors Plan, including to alter the award of Options to the Directors, without approval of the Stockholders, provided that the Board of Directors has no authority to alter or impair any rights or obligations under any Option previously granted under the Plan, and the Stockholders must approve any increase in the maximum number of shares that may be sold pursuant to Options granted under the Directors Plan (other than because an increase, decrease, exchange through a reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, or other similar transaction), any change in the exercise price, any increase in the maximum term of the Options, or the granting of Options to any person other than Eligible Directors.

     As of April 8, 2005, six Directors were eligible to participate in the Directors Plan. As of April 8, 2005, Options to purchase 227,312 shares of Common Stock, at exercise prices ranging from $2.50 to $13.62 per share have been granted under the Directors Plan to the six Directors eligible to participate in the Directors Plan, of which options to purchase 142,311 shares of Common Stock are outstanding. See “Securities Authorized for Issuance Under Equity Compensation Plans” above for additional information.

     The following table sets forth the total number of Options granted under the Directors Plan during the 2004 fiscal year and the dollar value of such Options as of the Record Date based on the closing trading price of the Common Stock on Nasdaq on such date of $11.33. In addition, options to purchase 15,000 shares of Common Stock were issued to former directors during the 2004 fiscal year and have been cancelled.

NEW PLAN BENEFITS — DIRECTORS PLAN

		Number of Options
		Granted in Fiscal
Name and Position	Dollar Value ($)	2004
Non-Executive Director Group	$—	50,000

Consideration to the Company

     The Company receives no monetary consideration for the grant of Options under the Directors Plan. It will receive no monetary consideration other than the Option exercise price for shares of Common Stock issued to Eligible Directors upon the exercise of their Options.

Federal Income Tax Consequences

     No taxable income is recognized by an Eligible Director at the time a stock option is granted, and the Company is not entitled to a tax deduction at that time. Generally, on the date of exercise of an option granted under the Directors Plan, ordinary income is recognized by the Eligible Director in an amount equal to the difference between the exercise price and the fair market value of the shares on the date of exercise, and the Company receives a tax deduction for the same amount. Upon disposition of the shares acquired, an Eligible Director generally recognizes the appreciation or depreciation on the shares after the date of exercise as either short-term or long-term capital gain or loss depending on how long the shares have been held. An Eligible Director’s holding period for purposes of characterizing gain or loss upon disposition of shares acquired upon exercise of an Option generally begins on the date the shares are transferred to the Eligible Director.

     THE ABOVE SUMMARY OF TAX MATTERS IS GENERAL IN SCOPE AND DOES NOT APPLY TO EVERY SPECIFIC TRANSACTION WHICH MAY ARISE. MOREOVER, THE RULES OF GOVERNMENT TAXATION OF OPTIONS ARE COMPLEX, AND THE STATEMENT OF TAX CONSEQUENCES SET FORTH HEREIN IS NECESSARILY GENERAL.

Registration of Shares

     The Company has filed a registration statement under the Securities Act of 1933, as amended (the “Securities Act”), with respect to 400,000 shares of Common Stock issuable pursuant to the Directors Plan. The Company intends to cause to be registered under the Securities Act the additional 100,000 shares of Common Stock issuable pursuant to the amendment subsequent to the amendment’s approval by the Company’s stockholders.

Vote Required

     The approval of the amendment to the Plan requires the affirmative vote of a majority of the votes cast by all stockholders represented and entitled to vote thereon. Broker “non-votes” are not included in the tabulation of the voting results and therefore, do not have the effect of votes in opposition in such tabulations. An abstention from voting on a matter or a Proxy instructing that a vote be withheld has the same effect as a vote against a matter since it is one less vote for approval.

Recommendation of the Board of Directors

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ADOPTION OF THE PROPOSAL TO AMEND THE DIRECTORS PLAN.

PROPOSAL IV — APPROVAL OF THE AMENDMENT TO THE COMPANY’S
STOCK OPTION PLAN

General

     The Board of Directors proposes that the stockholders approve an amendment to the Plan to increase the number of authorized shares of Common Stock reserved for issuance pursuant to the exercise of options granted under the Plan from 2,000,000 shares to 2,500,000 shares.

Summary of Amendments to the Plan

     The amendment to the Plan, if approved, will increase from 2,000,000 to 2,500,000 the number of shares of Common Stock authorized for issuance upon exercise of options granted pursuant to the Plan. The Board of Directors believes it is in the Company’s and its stockholders’ best interests to approve the amendment because it would allow the Company to continue to grant options under the Plan, which facilitates the benefits of the additional incentive inherent in the ownership of Common Stock by key employees of the Company and its subsidiaries and helps the Company retain the services of key employees. If the amendment to the Plan is approved, the first sentence of Section 4 of the Plan will read as follows:

“Subject to adjustment as provided in Section 7 hereof, a total of 2.5 million (2,500,000)             shares of common stock, $0.01 par value (“Stock”) of the Company shall be subject to the Plan.”

Summary of the Plan

     Pursuant to the Plan, both incentive and non-qualified options (“Options” or, as applicable, “Incentive Stock Options” or “Non-Qualified Stock Options”) may be granted to key employees of the Company or, with respect to incentive options, to any employees of any subsidiary in which the Company owns more than 50% of the total combined voting power of all classes of stock, including part-time employees (each, for purposes of the Plan, an “Eligible Employee”). As of the Record Date, options to purchase 1,300,741 shares of the Company’s Common Stock were outstanding under the Plan and 267,520 shares remained available for the grant of options under the Plan. Approximately 4,800 employees are currently eligible to participate under the Plan because the Plan allows grants to full-time and part-time employees of the Company and its subsidiaries. See “Securities Authorized Under Equity Compensation Plans” above for additional information.

     The following table sets forth the total number of options granted under the Plan during the 2004 fiscal year to the (i) Named Executive Officers, (ii) all current executive officers as a group and (iii) all employees, including all current officers who are not executive officers, as a group and the dollar value of such Options as of the Record Date based on the closing trading price of the Common Stock on Nasdaq on such date of $11.33.

NEW PLAN BENEFITS — PLAN

		Number of Options
		Granted in Fiscal
Name and Position	Dollar Value ($)	2004
Steven M. Johnson, Chief Executive Officer	$83,500	71,334
Gary M. Judd, President	83,500	66,797
James K. Zielke, Chief Financial Officer, Secretary, and Treasurer	83,500	69,971
Kenneth C. Syvarth, Chief Operating Officer	83,500	62,968
Executive Group	334,000	271,070
Non-Executive Officer Employee Group	23,100	39,070

Administration

     The Plan is administered by a Stock Option Committee, consisting of not less than three members of the Board of Directors of the Company who are not eligible to participate in the Plan. The members of the Stock Option Committee are appointed by the Board of Directors and serve at the pleasure of the Board of Directors. The Stock Option Committee selects the Eligible Employees who will be granted options under the Plan and, subject to the provisions of the Plan, determines the terms and conditions and number of shares of Common Stock subject to each option. The Stock Option Committee also makes any other determinations necessary or advisable for the administration of the Plan. Determinations by the Stock Option Committee are not required to be made on a uniform basis. The Plan will terminate on July 17, 2007, but may be terminated by the Board of Directors at any time before that date.

     On October 4, 2004, the Board of Directors granted Messrs. Johnson, Zielke, Judd, and Syvarth options to purchase 50,000 shares each of Common Stock (a total of 200,000 shares of Common Stock for all executive officers as a group) on November 1 of 2004, 2005 and 2006.

     The Board of Directors has the authority to amend any of the terms of the Plan, including to alter the award of Options to Eligible Employees, without approval of the Stockholders, provided that the Board of Directors has no authority to impair any rights of any person previously granted Options under the Plan without such person’s consent, and the Stockholders must approve any material increase in the maximum number of shares that may be issued pursuant to Options granted under the Plan (other than because an increase, decrease, or exchange through a reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, or other similar transaction), any material increase in the benefits granted to Eligible Employees under the Plan; any material modification in the requirements for eligibility to participate under the Plan, a decrease in the exercise price to less than 100% of fair market value on the date of grant, or any increase in the maximum term of the Options.

Description of Options

     Upon the grant of an option to an Eligible Employee, the Stock Option Committee will fix the number of shares of Common Stock that the Eligible Employee may purchase upon exercise of the Option, the price at which the shares may be purchased and the time of exercise. The option price for incentive stock options shall not be less than 100% of the “fair market value” of the shares of Common Stock at the time the option is granted; provided, however, that with respect to an incentive stock option in the case of an Eligible Employee, who, at the time such option is granted, owns more than 10% of the voting stock of the Company or its subsidiaries, the purchase price per share shall be at least 110% of the fair market value. The option price for non-qualified options shall not be less than 75% of the fair market value at the time the option is granted. To date, the Company has not granted an option to any individual at a purchase price below fair market value. “Fair market value” is deemed to be the closing sales price of Common Stock on such date on Nasdaq or, if the Common Stock is not listed on Nasdaq, in the principal market in which the Common Stock is traded. Unless otherwise specified by the Stock Option Committee, 10% of the shares underlying the options granted under the Plan shall be exercisable one year after the grant, 15% of the options shall be exercisable two years after the grant, 25% of the options shall be exercisable three years after the grant, 25% shall be exercisable four years after the grant, and the remaining options shall be exercisable five years after the grant. No option grant under the Plan may be exercised more than 10 years after the grant; provided, however, in the case of an Eligible Employee, who, at the time such option is granted, owns more than 10% of the voting stock of the Company or its subsidiaries, no option granted under the Plan may be exercised more than 5 years after the grant.

Consideration to the Company

     The Company receives no monetary consideration for the grant of Options under the Plan. It will receive no monetary consideration other than the Option exercise price for shares of Common Stock issued to Eligible Employees upon the exercise of their Options.

Federal Income Tax Consequences

     Non-Qualified Stock Options. Generally, no taxable income is recognized by an Eligible Employee at the time a non-qualified stock option is granted, and the Company is not entitled to a tax deduction at that time. However, under current Internal Revenue Service Guidance, if the exercise price of a non-qualified option is less than the fair market value of the underlying shares on the date of grant, the Eligible Employee may be immediately taxable on such difference, but the Company may not be entitled to a corresponding tax deduction. Generally, on the date of exercise of a non-qualified stock option granted under the Plan, ordinary income is recognized by the Eligible Employee in an amount equal to the difference between the exercise price and the fair market value of the shares on the date of exercise, and the Company receives a tax deduction for the same amount. Upon disposition of the shares acquired, an Eligible Employee generally recognizes the appreciation or depreciation on the shares after the date of exercise as either short-term or long-term capital gain or loss depending on how long the shares have been held. An Eligible Employee’s holding period for purposes of characterizing gain or loss upon disposition of shares acquired upon exercise of a non-qualified option generally begins on the date the shares are transferred to the Eligible Employee.

     Incentive Stock Options. No taxable income is recognized by an Eligible Employee at the time an incentive stock option is granted, and the Company is not entitled to a tax deduction at that time. Generally, on the date of exercise of an incentive stock option granted under the Plan, the Eligible Employee will not recognize income, and, therefore, income tax, provided that the Eligible Employee was an employee of the Company or a subsidiary during the period beginning on the date of the grant of the option and ending on the date three months prior to the date of exercise (one year prior to the date of exercise if the Eligible Employee is permanently and totally disabled). The Company is not entitled to an income tax deduction upon an Eligible Employee’s exercise of an incentive stock option.

     Although an Eligible Employee generally does not recognize ordinary income upon exercise of an incentive stock option, the excess of the fair market value of the underlying shares at the time of the exercise of the incentive stock option over the exercise price generally is included in calculating the Eligible Employee’s alternative minimum taxable income for the tax year in which the incentive stock option is exercised. (See, however, the discussion below regarding alternative minimum tax treatment in the event of a disqualifying disposition.) If the Eligible Employee incurs an alternative minimum tax liability upon exercise of an incentive stock option, the Eligible Employee generally will have an alternative minimum tax credit carryover in future tax years.

     If the Eligible Employee does not sell or otherwise dispose of the shares within two years from the date of the grant of the incentive stock option or within one year after the transfer of such shares to the Eligible Employee, then, upon disposition of such shares, any amount realized in excess of the exercise price will be taxed to the Eligible Employee as capital gain and the Company will not be entitled to a corresponding tax deduction. The Eligible Employee will generally recognize a capital loss to the extent that the amount realized is less than the exercise price. The Eligible Employee’s holding period for purposes of characterizing gain or loss upon disposition of the shares generally begins on the date the shares are transferred to the Eligible Employee.

     If the foregoing holding period requirements are not met (i.e., the disposition of the shares is a “disqualifying disposition”), the Eligible Employee will generally recognize ordinary income at the time of the disposition of the shares in an amount equal to the lesser of (i) the excess of the fair market value of the shares on the date of exercise over the exercise price or (ii) the excess, if any, of the amount realized upon disposition of the shares over the exercise price. The Company generally will be entitled to a corresponding tax deduction equal to the amount of ordinary income (if any) recognized by the Eligible Employee. Any amount realized in excess of the value of the shares on the date of exercise will be capital gain. If the amount realized is less than the exercise price, the Eligible Employee will not recognize ordinary income, and the Eligible Employee will generally recognize a capital loss equal to the excess of the exercise price over the amount realized upon the disposition of the shares. The Eligible Employee’s holding period for purposes of characterizing gain or loss upon a disqualifying disposition of the shares generally begins on the date the shares are transferred to the Eligible Employee.

     If a disqualifying disposition occurs during the same tax year the incentive stock option is exercised, the maximum amount included in calculating the Eligible Employee’s alternative minimum taxable income for that year generally will be limited to the gain (if any) recognized upon the disqualifying disposition. If a disqualifying disposition occurs in a tax year after the year the incentive stock option is exercised, the ordinary income recognized by the Eligible Employee upon the disqualifying disposition generally will not be included in calculating the Eligible Employee’s alternative minimum taxable income for the year in which the disposition occurs, and the Eligible Employee’s basis in the shares for determining gain or loss upon the disposition for alternative minimum tax purposes generally will include both (i) the exercise price for the incentive stock option, and (ii) the amount included in calculating the Eligible Employee’s alternative minimum taxable income for the year in which the incentive stock option was exercised, which may result in a loss for alternative minimum tax purposes upon disposition of the shares.

     THE ABOVE SUMMARY OF TAX MATTERS IS GENERAL IN SCOPE AND DOES NOT APPLY TO EVERY SPECIFIC TRANSACTION WHICH MAY ARISE. MOREOVER, THE RULES OF GOVERNMENT TAXATION OF OPTIONS ARE COMPLEX, AND THE STATEMENT OF TAX CONSEQUENCES SET FORTH HEREIN IS NECESSARILY GENERAL.

Registration of Shares

     The Company has filed a registration statement under the Securities Act with respect to 2,000,000 shares of Common Stock issuable pursuant to the Plan. The Company intends to cause to be registered under the Securities Act the 500,000 shares of Common Stock issuable pursuant to the amendment subsequent to the amendment’s approval by the stockholders.

Vote Required

     The approval of the amendment to the Plan requires the affirmative vote of a majority of the votes cast by all stockholders represented and entitled to vote thereon. Broker “non-votes” are not included in the tabulation of the voting results and therefore, do not have the effect of votes in opposition in such tabulations. An abstention from voting on a matter or a Proxy instructing that a vote be withheld has the same effect as a vote against a matter since it is one less vote for approval.

Recommendation of the Board of Directors

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ADOPTION OF THE PROPOSAL TO AMEND THE STOCK OPTION PLAN.

PROPOSAL V — AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO
CHANGE THE CORPORATE NAME OF THE COMPANY

General

     The Company’s Board of Directors has unanimously approved, subject to Stockholder approval, an amendment to the Company’s amended Certificate of Incorporation to effect a change in the corporate name of the Company from “Total Entertainment Restaurant Corp.” to “Fox & Hound Restaurant Group.” The text of the proposed Certificate of Amendment to the Certificate of Incorporation is attached as Appendix C to this Proxy Statement. If approved by the Stockholders, the corporate name change will not become effective until the Company’s officers file the Certificate of Amendment with the Secretary of State for the State of Delaware, which is expected to occur as soon as practicable after the Annual Meeting. In addition, if the amendment is approved, the Company intends to change its ticker symbol on The Nasdaq Stock Market, Inc. from “TENT” to “FOXX” to be more consistent with its new corporate name.

     The change of the Company’s corporate name will not affect, in any way, the validity or transferability of currently outstanding stock certificates for the Company’s Common Stock, nor will the Stockholders be required to surrender or exchange any stock certificates that they currently hold. New stock certificates will be issued in due course as old certificates are tendered to the Company’s transfer agent. The Company does not intend to change the names under which the Company’s restaurants operate because of the change of the Company’s corporate name. If the amendment is approved, it will be necessary for the Company to reflect is corporate name change on its stationary, bank accounts, domain names, and other assets as well as inform the Company’s creditors and other interested parties. The Company does not expect that the costs associated with the change of its corporate name to be material.

Purpose of the Name Change

     The Company currently owns and operates 77 restaurants under its “Fox and Hound” and “Bailey’s” brand names. As the Company has continued to grow and expand its business into additional states, it has become increasingly confusing to its customers, vendors, employees, stockholders, and potential investors that the Company’s corporate name is different from the name of its restaurants. The Board of Directors believes that changing the Company’s corporate name to reflect one of its primary trade names will eliminate possible confusion, improve national awareness of the Company in the minds of consumers, vendors, stockholders, and the investment community, and better serve the Company’s interests from a public relations perspective.

Vote Required

     Under the Company’s Certificate of Incorporation and the Delaware General Corporate Law, the approval of the amendment to the Company’s amended Certificate of Incorporation to change the Company’s corporate name requires the affirmative vote of a majority of the votes cast by all Stockholders represented and entitled to vote thereon. Broker “non-votes” are not included in the tabulation of the voting results and, therefore, do not have the effect of votes in opposition in such tabulations. An abstention from voting on a matter or a Proxy instructing that a vote be withheld has the same effect as a vote against a matter since it is one less vote for approval.

Recommendation of the Board of Directors

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ADOPTION OF THE PROPOSAL TO AMEND THE COMPANY’S CERTIFICATE OF INCORPORATION.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The Company’s restaurant in Littleton, Colorado, which opened during July 2002, is owned 51% by the Company and 24.5% each by Gary Judd and James Zielke, the Company’s officers and directors. This ownership structure was adopted in response to local liquor license regulations in Jefferson County, Colorado. Because of such arrangement and significant restrictions upon the transferability of the shares of the Littleton restaurant, the Company will have the financial benefits and risks of operating the restaurant, and Messrs. Judd and Zielke will be unable to derive any financial benefit from this agreement.

     In December 2004, the Company purchased the assets of a restaurant in Cary, North Carolina from BMR-Raleigh Restaurants, LLC (“BMR”), which has been converted to a Fox and Hound Pub & Grille restaurant. The Company’s Chairman, Dennis L. Thompson, is the manager of BMR. BMR had owned the restaurant assets for more than two years. The Company paid a total of $567,812.50 for these assets, which included a real estate lease, leasehold improvements, furniture and equipment. The price was based on estimates at market rates for Leasehold rents and equivalent property as determined by the Company’s executive Management and Mr. Thompson and is believed to be equivalent to the price that would have been paid in an arms length transaction with and unaffiliated party. The transaction was unanimously approved by the disinterested members of the Board of Directors.

STOCKHOLDER PROPOSALS

     In order to be considered for inclusion in the proxy materials to be distributed in connection with the next Annual Meeting of Stockholders of the Company, stockholder proposals for such meeting must be submitted to the Company no later than December 16, 2005. Management of the Company is allowed to use its discretionary proxy voting authority in connection with any stockholder proposal received by the Company after March 1, 2006, intended for presentation from the floor at the next Annual Meeting of Stockholders.

OTHER MATTERS

     So far as now known, there is no business other than that described above to be presented for action by the stockholders at the Meeting, but it is intended that the proxies will be voted upon any other matters and proposals that may legally come before the Meeting or any adjournment thereof, in accordance with the discretion of the persons named therein.

ANNUAL REPORT

     All stockholders of record as of April 8, 2005 have been sent, or are concurrently herewith being sent, a copy of the Company’s Annual Report for the fiscal year ended December 28, 2004. Such report contains certified consolidated financial statements of the Company and its subsidiaries for the fiscal year ended December 28, 2004.

By Order of the Board of Directors

JAMES K. ZIELKE
Secretary

Wichita, Kansas
Dated: April 15, 2005

The Company will furnish, without charge, a copy of its Annual Report on Form 10-K for the fiscal year ended December 28, 2004, as filed with the Securities and Exchange Commission to stockholders of record on the Record Date who make written or oral request therefore to James K. Zielke, C.F.O., Total Entertainment Restaurant Corp., 1551 N. Waterfront Parkway, Suite 310, Wichita, Kansas 67206; (316) 634-0505.

This Proxy Statement contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are intended to be covered by the safe harbors created thereby. Although the Company believes that the assumptions underlying the forward-looking statements contained herein are reasonable, any of the assumptions could be inaccurate, and therefore, there can be no assurance that the forward-looking statements included in this report will prove to be accurate. Our actual results may differ materially from the forward-looking statements contained herein. Factors that could cause actual results to differ from the results discussed in the forward-looking statements include, but are not limited to, potential increases in food, alcohol, labor, and other operating costs, changes in competition, the inability to find suitable new locations, changes in consumer preferences or spending patterns, changes in demographic trends, the effectiveness of our operating and growth initiatives and promotional efforts, and changes in government regulation. Further information about the factors that might affect the Company’s financial and other results are included in the Company’s 10-K and 10-Q, filed with the Securities and Exchange Commission. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by the Company or any other person that the objectives and plans of the Company will be achieved.

Appendix A

TOTAL ENTERTAINMENT RESTAURANT CORP.
1997 DIRECTORS STOCK OPTION PLAN

ARTICLE I
PURPOSE

          The purpose of the Total Entertainment Restaurant Corp. 1997 Directors Stock Option Plan (the “Plan”) is to secure for Total Entertainment Restaurant Corp. and its stockholders the benefits arising from stock ownership by its Directors. The Plan will provide a means whereby such Directors may purchase shares of the common stock, $.01 par value, of Total Entertainment Restaurant Corp. pursuant to options granted in accordance with the Plan.

ARTICLE II
DEFINITIONS

     The following capitalized terms used in the Plan shall have the respective meanings set forth in this Article:

     2.1 “Board” shall mean the Board of Directors of Total Entertainment Restaurant Corp.

     2.2 “Chairman” shall mean the duly appointed Chairman of any standing Committee of the Board.

     2.3 “Committee” shall mean a duly appointed standing committee of the Board.

     2.4 “Company” shall mean Total Entertainment Restaurant Corp. and any of its subsidiaries.

     2.5 “Director” shall mean any person who is a member of the Board of Directors of the Company.

     2.6 “Eligible Director” shall be any Director who is not a full or part-time Employee of the Company.

     2.7 “Exercise Price” shall mean the price per Share at which an Option may be exercised.

     2.8 “Fair Market Value” shall mean the closing sales price of a Share as quoted on the National Association of Securities Dealers Automated Quotation (“Nasdaq”) National Market System on the Grant Date or on the preceding date on which such Shares are traded if no Shares were traded on such Grant Date. If the Shares are not quoted on the Nasdaq National Market System, Fair Market value shall be deemed to be the average of the high bid and asked prices of the Shares on the over-the-counter market on the Grant Date, or the next preceding date on which the last prices were recorded. With respect to Options granted on or before the effective date of the Company’s initial public offering pursuant to a Registration Statement on Form S-1, the Fair Market Value shall be deemed to be the initial public offering price of the Shares.

     2.9 “Grant Date” shall mean the Initial Grant Date or any other date that an Option shall be granted pursuant to the Plan as appropriate.

     2.10 “Initial Grant Date” shall mean with respect to each Eligible Director the date such Eligible Director is first elected as a member of the Board.

     2.11 “Option” shall mean an Option to purchase Shares granted pursuant to the Plan.

     2.12 “Option Agreement” shall mean the written agreement described in Article VI herein.

     2.13 “Permanent Disability” shall mean the condition of an Eligible Director who is unable to participate as a member of the Board by reason of any medically determined physical or mental impairment which can be expected to result in death or which can be expected to last for a continuous period of not less than twelve (12) months.

     2.14 “Purchase Price” shall be the Exercise Price multiplied by the number of whole Shares with respect to which an Option may be exercised.

     2.15 “Shares” shall mean shares of common stock $.01 par value of the Company.

     2.16 “Subsequent Grant Date” shall mean the anniversary date of the appointment of an Eligible Director to the Board.

ARTICLE III
ADMINISTRATION

     3.1 General. This Plan shall be administered by the Board in accordance with the express provisions of this Plan.

     3.2 Powers of the Board. The Board shall have full and complete authority to adopt such rules and regulations and to make all such other determinations not inconsistent with the Plan as may be necessary for the administration of the Plan.

ARTICLE IV
SHARES SUBJECT TO PLAN

     Subject to adjustment in accordance with Article IX an aggregate of 150,000 Shares is reserved for issuance under this Plan. Shares sold under this Plan may be either authorized, but unissued Shares or reacquired Shares. If an Option, or any portion thereof, shall expire or terminate for any reason without having been exercised in full, the unpurchased Shares covered by such Option shall be available for future grants of Options.

ARTICLE V
GRANTS

     5.1 Initial Grants. On the Initial Grant Date, each Eligible Director shall receive the grant of an option to purchase 10,000 Shares.

     5.2 Subsequent Grants. On each Subsequent Grant Date, each Eligible Director shall receive the grant of an Option to purchase 3,000 Shares.

     5.3 Compliance With Rule 16b-3. The terms for the grant of Options to an Eligible Director may only be changed if permitted under Rule 16b-3 of the Securities Exchange Act of 1934, as amended, and accordingly the formula for the grant of Options may not be changed or otherwise modified more than once in any six month period.

ARTICLE VI
TERMS OF OPTION

     Each Option shall be evidenced by a written Option Agreement executed by the Company and the Eligible Director which shall specify the Grant Date, the number of Shares subject to the Option, the Exercise Price and shall also include or incorporate by reference the substance of all of the following provisions and such other provisions consistent with this Plan as the Board may determine.

     6.1 Term. The term of the Option shall be five (5) years from the Grant Date of each Option, subject to earlier termination in accordance with Articles VI and X.

     6.2 Restriction on Exercise. Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at grant, provided, however, that except in the case of the Eligible Director’s death or Permanent Disability, upon which events the Option will become immediately exercisable, unless a longer vesting period is otherwise determined by the Committee at grant, Options shall be exercisable as follows: up to one-third of the aggregate Shares purchasable under an Option shall be exercisable commencing one year after the Grant Date, an additional one-third of the Shares purchasable under an Option shall be exercisable commencing two years after the Grant Date and the balance commencing on the third anniversary from the Grant Date. The Committee may waive such installment exercise provision at any time in whole or in part based on performance and/or such other factors as the Committee may determine in its sole discretion, provided, however, that no Option shall be exercisable until more than six months have elapsed from the Grant Date.

     6.3 Exercise Price. The Exercise Price for each Share subject to an Option shall be the Fair Market Value of the Share as determined in Section 2.8 herein.

     6.4 Manner of Exercise. An Option shall be exercised in accordance with its terms, by delivery of a written notice of exercise to the Company and payment of the full purchase price of the Shares being purchased. An Eligible Director may exercise an Option with respect to all or less than all of the Shares for which the Option may then be exercised, but a Director must exercise the Option in full Shares.

     6.5 Payment. The Purchase Price of Shares purchased pursuant to an Option or portion thereof, may be paid:

          (a) in United States Dollars, in cash or by check, bank draft or money order payable to the Company;

          (b) by delivery of Shares already owned by an Eligible Director with an aggregate Fair Market Value on the date of exercise equal to the Purchase Price, subject to the provisions of Section 16(b) of the Securities Exchange Act of 1934;

          (c) through the written election of the Eligible Director to have Shares withheld by the Company from the Shares otherwise to be received with such withheld Shares having an aggregate Fair Market Value on the date of exercise equal to the Purchase Price.

     6.6 Transferability of Options. No Option granted hereunder shall be transferable otherwise than by (i) will, (ii) the laws of descent and distribution or (iii) pursuant to a qualified domestic relations order as defined by the Internal Revenue Code or Title 1 of the Employee Retirement Income Security Act of 1986, as amended, or the rules and regulations promulgated thereunder; provided however, that to the extent the option agreement provisions do not disqualify such option for exemption under Rule 16b-3 under the Act of 1934, as amended, Options may be transferable during an Optionee’s lifetime to immediate family members of an optionee, partnerships in which the only partners are members of the Optionee’s immediate family, and trusts established solely for the benefit of such immediate family members.

     6.7 Termination of Membership on the Board. If an Eligible Director’s membership on the Board terminates for any reason, any vested Option held on the date of termination may be exercised in whole or in part at any time within one (1) year after the date of such termination (but in no event after the term of the Option expires) and shall thereafter terminate.

ARTICLE VII
GOVERNMENT AND OTHER REGULATIONS

     7.1 Delivery of Shares. The obligation of the Company to issue or transfer and deliver Shares for exercised Options under the Plan shall be subject to all applicable laws, regulations, rules, orders and approvals which shall then be in effect.

     7.2 Holding of Stock After Exercise of Option. The Option Agreement shall provide that the Eligible Director, by accepting such Option, represents and agrees, for the Eligible Director and his permitted transferees hereunder that none of the Shares purchased upon exercise of the Option shall be acquired with a view to any sale, transfer or distribution of the Shares in violation of the Securities Act of 1933, as amended (the “Act”) and the person exercising an Option shall furnish evidence satisfactory to that Company to that effect, including an indemnification of the Company in the event of any violation of the Act by such person. Notwithstanding the foregoing, the Company in its sole discretion may register under the Act the Shares issuable upon exercise of the Options under the Plan.

ARTICLE VIII
WITHHOLDING TAX

     The Company may in its discretion, require an Eligible Director to pay to the Company, at the time of exercise of an Option an amount that the Company deems necessary to satisfy its obligations to withhold federal, state or local income or other taxes (which for purposes of this Article includes an Eligible Director’s FICA obligation) incurred by reason of such exercise. When the exercise of an Option does not give rise to the obligation to withhold federal income taxes on the date of exercise, the Company may, in its discretion, require an Eligible Director to place Shares purchased under the Option in escrow for the benefit of the Company until such time as federal income tax withholding is required on amounts included in the Eligible Director’s gross income as a result of the exercise of an Option. At such time, the Company, in its discretion, may require an Eligible Director to pay to the Company an amount that the Company deems necessary to satisfy its obligation to withhold federal, state or local taxes incurred by reason of the exercise of the Option, in which case the Shares will be released from escrow upon such payment by an Eligible Director.

ARTICLE IX
ADJUSTMENTS

     9.1 Proportionate Adjustments. If the outstanding Shares are increased, decreased, changed into or exchanged into a different number or kind of Shares or securities of the Company through reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar transaction, an appropriate and proportionate adjustment shall be made to the maximum number and kind of Shares as to which Options may be granted under this Plan. A corresponding adjustment changing the number or kind of Shares allocated to unexercised Options or portions thereof, which shall have been granted prior to any such change, shall likewise be made. Any such adjustment in the outstanding Options shall be made without change in the Purchase Price applicable to the unexercised portion of the Option with a corresponding adjustment in the Exercise Price of the Shares covered by the Option. Notwithstanding the foregoing, there shall be no adjustment for the issuance of Shares on conversion of notes, preferred stock or exercise of warrants or Shares issued by the Board for such consideration as the Board deems appropriate.

     9.2 Dissolution or Liquidation. Upon the dissolution or liquidation of the Company, or upon a reorganization, merger or consolidation of the Company with one or more corporations as a result of which the Company is not the surviving corporation, or upon a sale of substantially all of the property or more than 80% of the then outstanding Shares of the Company to another corporation, the Company shall give to each Eligible Director at the time of adoption of the plan for liquidation, dissolution, merger or sale either (1) a reasonable time thereafter within which to exercise the Option prior to the effective date of such liquidation or dissolution, merger or sale, or (2) the right to exercise the Option as to an equivalent number of Shares of stock of the corporation succeeding the Company or acquiring its business by reason of such liquidation, dissolution, merger, consolidation or reorganization.

ARTICLE X
AMENDMENT OR TERMINATION OF PLAN

     10.1 Amendments. The Board may at any time amend or revise the terms of the Plan, provided no such amendment or revision shall, unless appropriate stockholder approval of such amendment or revision is obtained:

          (a) increase the maximum number of Shares which may be sold pursuant to Options granted under the Plan, except as permitted under the provisions of Article IX;

          (b) change the minimum Exercise Price set forth in Article VI;

          (c) increase the maximum term of Options provided for in Article VI; or

          (d) permit the granting of Options to any one other than as provided in Article V.

     10.2 Termination. The Board at any time may suspend or terminate this Plan. This Plan, unless sooner terminated, shall terminate on the tenth (10th) anniversary of its adoption by the Board. No Option may be granted under this Plan while this Plan is suspended or after it is terminated.

     10.3 Holder of Consent. No amendment, suspension or termination of the Plan shall, without the consent of the holder of Options, alter or impair any rights or obligations under any Option theretofore granted under the Plan.

ARTICLE XI
MISCELLANEOUS PROVISIONS

     11.1 Privilege of Stock Ownership. No Eligible Director entitled to exercise any Option granted under the Plan shall have any of the rights or privileges of a stockholder of the Company with respect to any Shares issuable upon exercise of an Option until certificates representing the Shares shall have been issued and delivered.

     11.2 Plan Expenses. Any expenses incurred in the administration of the Plan shall be borne by the Company.

     11.3 Use of Proceeds. Payments received from an Eligible Director upon the exercise of Options shall be used for general corporate purposes of the Company.

     11.4 Governing Law. The Plan has been adopted under the laws of the State of Delaware. The Plan and all Options which may be granted hereunder and all matters related thereto, shall be governed by and construed and enforceable in accordance with the laws of the State of Delaware as it then exists.

ARTICLE XII
STOCKHOLDER APPROVAL

     This Plan is subject to approval at a duly held stockholders’ meeting within twelve (12) months after the date the Board approves this Plan, by the affirmative vote of holders of a majority of the voting Shares of the Company represented in person or by proxy and entitled to vote at the meeting. Options may be granted, but not exercised, before such stockholder approval. If the stockholders fail to approve the Plan within the required time period, any Options granted under this Plan shall be void, and no additional Options may thereafter be granted.

FIRST AMENDMENT
TO
TOTAL ENTERTAINMENT RESTAURANT CORP.
1997 DIRECTORS STOCK OPTION PLAN

     1. The first sentence of Article IV of the Total Entertainment Restaurant Corp. 1997 Directors Stock Option Plan (the “Plan”), is hereby amended by replacing it with the following sentence:

Subject to adjustment in accordance with Article IX hereof, an aggregate of 400,000 Shares of Common Stock, $0.01 par value (“Stock”) of the Company shall be subject to the Plan.

     2. Except as modified by Paragraph 1 above, the Plan shall remain in full force and effect.

     3. The foregoing First Amendment to the Total Entertainment Restaurant Corp. 1997 Directors Stock Option Plan was duly adopted by the Board of Directors of Total Entertainment Restaurant Corp. (the “Company”) on January 10, 2002, and approved by the Company’s stockholders at the Company’s annual stockholder meeting on May 17, 2002.

SECOND AMENDMENT
TO
TOTAL ENTERTAINMENT RESTAURANT CORP.
1997 DIRECTORS STOCK OPTION PLAN

     1. Section 5.2 of Article V of the Total Entertainment Restaurant Corp. 1997 Directors Stock Option Plan, as amended by that certain First Amendment dated January 14, 1999 (the “Plan”), is hereby amended by deleting it in its entirety and replacing it with the following sentence:

5.2 Subsequent Grants. On April 30, 2003 through April 30, 2005, each Eligible Director shall receive Option grants as follows:

April 30, 2003 – Each Eligible Director shall receive a grant to purchase shares equal to the greater of 1) $91,667 divided by the Fair Market Value or 2) 7,500 shares.

April 30, 2004 – Each Eligible Director shall receive a grant to purchase shares equal to the greater of 1) $100,833 divided by the Fair Market Value or 2) 7,500 shares.

April 30, 2005 – Each Eligible Director shall receive a grant to purchase shares equal to the greater of 1) $110,917 divided by the Fair Market Value or 2) 7,500 shares.

     2. Except as modified by Paragraph 1 above, the Plan shall remain in full force and effect.

     3. The foregoing Second Amendment to the Total Entertainment Restaurant Corp. 1997 Directors Stock Option Plan was duly adopted by the Board of Directors of Total Entertainment Restaurant Corp. (the “Company”) on April 10, 2002.

THIRD AMENDMENT
TO
TOTAL ENTERTAINMENT RESTAURANT CORP.
1997 DIRECTORS STOCK OPTION PLAN

     1. Section 5.2 of Article V of the Total Entertainment Restaurant Corp. 1997 Directors Stock Option Plan, as amended by that certain First Amendment dated January 14, 1999 and that certain Second Amendment dated April 10, 2002 (the “Plan”), is hereby amended by deleting it in its entirety and replacing it with the following sentence:

5.2 Subsequent Grants. On each Subsequent Grant Date, each Eligible Director shall receive the grant of an Option to purchase 10,000 Shares.

     2. Except as modified by Paragraph 1 above, the Plan shall remain in full force and effect.

     3. The foregoing Second Amendment to the Total Entertainment Restaurant Corp. 1997 Directors Stock Option Plan was duly adopted by the Board of Directors of Total Entertainment Restaurant Corp. (the “Company”) on October 4, 2004.

PROPOSED
FOURTH AMENDMENT
TO
TOTAL ENTERTAINMENT RESTAURANT CORP.
1997 DIRECTORS STOCK OPTION PLAN

1. The first sentence of Article IV of the Total Entertainment Restaurant Corp 1997 Directors Stock Option Plan, as amended by that certain First Amendment dated January 14, 1999, that certain Second Amendment dated April 10, 2002, and that certain Third Amendment dated October 4, 2004 (the “Plan”), is hereby amended by replacing it with the following sentence:

Subject to adjustment in accordance with Article IX hereof, an aggregate of 500,000 Shares of Common Stock, $0.01 par value (“Stock”) of the Company shall be subject to the Plan.

2. Except as modified by Paragraph 1 above, the Plan shall remain in full force and effect.

3. The foregoing Fourth Amendment to the Total Entertainment Restaurant Corp. 1997 Directors Stock Option Plan was duly adopted by the Board of Directors of Total Entertainment Restaurant Corp. (the “Company”) on March 8, 2005, and approved by the Company’s stockholders at the Company’s annual stockholder meeting on May 17, 2005.

Appendix B

1997 INCENTIVE AND NONQUALIFIED STOCK OPTION PLAN
OF
TOTAL ENTERTAINMENT RESTAURANT CORP.

1. Purpose of the Plan.

This 1997 Incentive and Nonqualified Stock Option Plan (the “Plan”) is intended as an incentive, to retain in the employ of Total Entertainment Restaurant Corp. (the “Company”) and any Subsidiary of the Company (within the meaning of Section 424(f) of the Internal Revenue Code of 1986, as amended (the “Code”)), persons of training, experience and ability, to attract new employees whose services are considered valuable, to encourage the sense of proprietorship and to stimulate the active interest of such persons in the development and financial success of the Company and its Subsidiaries.

It is further intended that certain options granted pursuant to the Plan shall constitute incentive stock options within the meaning of Section 422 of the Code (“Incentive Options”) while certain other options granted pursuant to the Plan shall be nonqualified stock options (“Nonqualified Options”). Incentive Options and the Nonqualified Options are hereinafter referred to collectively as “Options”.

2. Administration of the Plan.

The Board of Directors of the Company (the “Board”) shall appoint and maintain as administrator of the Plan a Stock Option Committee (the “Committee”) consisting of two or more directors of the Company. No person shall be eligible to serve on the Committee unless he or she is then a “non-employee director” within the meaning of Rule 16b-3 of the Securities and Exchange Commission (“Rule 16b-3”) promulgated under the Securities Exchange Act of 1934, as amended (the “Act”), if and as Rule 16b-3 is then in effect. The members of the Committee shall serve at the pleasure of the Board.

The Committee, subject to Section 3 hereof, shall have full power and authority to designate recipients of Options, to determine the terms and conditions of respective Option agreements (which need not be identical) and to interpret the provisions and supervise the administration of the Plan. Subject to Section 7 hereof, the Committee shall have the authority, without limitation, to designate which Options granted under the Plan shall be Incentive Options and which shall be Nonqualified Options. To the extent any Option does not qualify as an Incentive Option, it shall constitute a separate Nonqualified Option. Notwithstanding any provision in the Plan to the contrary, no Options may be granted under the Plan to any member of the Committee during the term of his membership on the Committee.

Subject to the provisions of the Plan, the Committee shall interpret the Plan and all Options granted under the Plan shall make such rules as it deems necessary for the proper administration of the Plan, make all other determinations necessary or advisable for the administration of the Plan and correct any defects or supply any omission or reconcile any inconsistency in the Plan or in any Options granted under the Plan in the manner and to the extent that the Committee deems desirable to carry the Plan or any Options into effect. The act or determination of a majority of the Committee shall be deemed to be the act or determination of the Committee and any decision reduced to writing and signed by all of the members of the Committee shall be fully effective as if it had been made by a majority at a meeting duly held. Subject to the provisions of the Plan, any action taken or determination made by the Committee pursuant to this and the other paragraphs of the Plan shall be conclusive on all parties.

3. Designation of Optionees.

The persons eligible for participation in the Plan as recipients of Options (“Optionees”) shall include the Chairman of the Board and only full-time and part-time key employees (including full-time and part-time key employees who also serve as directors) of the Company or any Subsidiary. In selecting optionees, and in determining the number of shares to be covered by each Option granted to Optionees, the Committee may consider the office or position held by the Optionee, the Optionee’s degree of responsibility for and contribution to the growth and success of the

Company or any Subsidiary, the Optionee’s length of service, age, promotions, potential and any other facts to which the Committee may consider relevant. Subject to the next sentence, an employee who has been granted an Option hereunder may be granted an additional Option or Options, if the Committee shall so determine. Notwithstanding anything contained in the Plan to the contrary, no recipient of Options may be granted Options to purchase in excess of fifty percent of the maximum number of shares of Stock (as defined herein) authorized to be issued under the Plan.

4. Stock Reserved for the Plan.

Subject to adjustment as provided in Section 7 hereof, a total of 1.5 million (1,500,000) shares of common stock, $.01 par value (“Stock”), of the Company shall be subject to the Plan. The shares of Stock subject to the Plan shall consist of unissued shares or previously issued shares reacquired and held by the Company or any Subsidiary of the Company, and such amount of shares of Stock shall be and is hereby reserved for such purpose. Any of such shares of Stock which may remain unsold and which are not subject to outstanding Options at the termination of the Plan shall cease to be reserved for the purpose of the Plan, but until termination of the Plan the Company shall at all times reserve a sufficient number of shares of Stock to meet the requirements of the Plan. Should any Option expire or be canceled prior to its exercise in full or should the number of shares of Stock to be delivered upon the exercise in full of any Option be reduced for any reason, the shares of Stock theretofore subject to such Option may again be subject to an Option under the Plan.

5. Terms and Conditions of Options.

Options granted under the Plan shall be subject to the following conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable:

(a) Option Price. The purchase price of each share of Stock purchasable under an Option shall be determined by the Committee at the time of grant but shall not be less than 100% of the fair market value of such share of Stock on the date the Option is granted in the case of an Incentive Option and not less than 75% of the fair market value of such share of Stock on the date the Option is granted in the case of a non-Incentive Option; provided, however, that with respect to an Incentive Option, in the case of an Optionee who, at the time such Option is granted, owns (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or of any Subsidiary, then the purchase price per share of stock shall be at least 110% of the Fair Market Value as defined below) per share of Stock at the time of grant. The exercise price for each incentive stock option shall be subject to adjustment as provided in Section 7 below. The fair market value (“Fair Market Value”) means the closing price of publicly traded shares of Stock on the national securities exchange on which shares of Stock are listed (if the shares of Stock are so listed) or on the Nasdaq National Market (if the shares of stock are regularly quoted on the Nasdaq National Market), or, if not so listed or regularly quoted, the mean between the closing bid and asked prices of publicly traded shares of Stock in the over-the-counter market, or, if such bid and asked prices shall not be available, as reported by any nationally recognized quotation service selected by the Company, or as determined by the Committee in a manner consistent with the provisions of the Code.

(b) Option Term. The term of each Option shall be fixed by the Committee, but no Option shall be exercisable more than ten years after the date such Option is granted; provided, however, that in the case of an Optionee who, at the time such Option is granted, owns more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary, then such Incentive Stock Option shall not be exercisable with respect to any of the shares subject to such Incentive Stock Option later than the date which is five years after the date of grant.

(c) Exercisability. Subject to paragraph (j) of this Section 5, Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at grant, provided, however, that except as provided in paragraphs (f) and (g) of this Section 5, unless a shorter or longer vesting period is otherwise determined by the Committee at grant, Options shall be exercisable as follows: up to ten (10%) percent of the aggregate initial shares of Stock purchasable under an Option shall be exercisable commencing one year after the date of grant, an additional fifteen (15%) percent of the aggregate initial shares of Stock purchasable under an Option shall be exercisable commencing two years after the date of grant up to an additional twenty-five (25%) percent of the aggregate initial shares of Stock purchasable under an Option shall be exercisable commencing three years from the date of grant, up to an additional twenty-five (25%) percent of the aggregate initial shares of Stock purchasable under an Option shall be exercisable commencing four years from the date of grant and the balance commencing on the fifth anniversary from the date of grant. The Committee may waive such installment exercise provision at any time in whole or in part based on performance and/or such other factors as the Committee may determine in its sole discretion, provided, however, no Option shall be exercisable until more than six months have elapsed from the date of grant of such Option.

(d) Method of Exercise. Options may be exercised in whole or in part at any time during the option period, by giving written notice to the Company specifying the number of shares to be purchased, accompanied by payment in full of the purchase price, in cash, by check or such other instrument as may be acceptable to the Committee, including a cashless exercise. As determined by the Committee, in its sole discretion, at or after grant, payment in full or in part may also be made in the form of Stock owned by the Optionee (based on the Fair Market Value of the Stock owned by the Optionee (based on the Fair Market Value of the Stock on the trading day before the Option is exercised); provided, however, that if such Stock was issued pursuant to the exercise of an Incentive Option under the Plan, the holding requirements for such Stock under the Code shall first have been satisfied. An Optionee shall have the rights to dividends or other rights of a stockholder with respect to shares subject to the Option after (i) the Optionee has given written notice of exercise and has paid in full for such shares and (ii) becomes a stockholder of record.

(e) Transferability of Options. No Option granted hereunder shall be transferable otherwise than by (i) will, (ii) the laws of descent and distribution or (iii) pursuant to a qualified domestic relations order as defined by the Internal Revenue Code or Title 1 of the Employee Retirement Income Security Act of 1986, as amended, or the rules and regulations promulgated thereunder; provided however, that to the extent the option agreement provisions do not disqualify such option for exemption under Rule 16b- 3 under the Act of 1934, as amended, Nonqualified Options may be transferable during an Optionee’s lifetime to immediate family members of an optionee, partnerships in which the only partners are members of the Optionee’s immediate family, and trusts established solely for the benefit of such immediate family members.

(f) Termination by Death. Unless otherwise determined by the Committee at grant, if any Optionee’s employment with the Company or any Subsidiary terminates by reason of death, the Option may thereafter be immediately exercised, to the extent then exercisable (or on such accelerated basis as the Committee shall determine at or after grant), by the legal representative of the estate or by the legatee or the Optionee under the will of the Optionee, for a period of one year from the date of such death or until the expiration of the stated term of such Option as provided under the Plan, whichever period is shorter.

(g) Termination by Reason of Disability. Unless otherwise determined by the Committee at grant, if any Optionee’s employment with the Company or any Subsidiary terminates by reason of total and permanent disability as determined under [the Company’s long term disability policy (“Disability”)], any Option held by such Optionee may thereafter be exercised, to the extent it was exercisable at the time of termination due to Disability (or on such accelerated basis as the Committee shall determine at or after grant), but may not be exercised after one year from the date of such termination of employment or the expiration of the stated term of such Option, whichever period is shorter; provided, however, that, if the Optionee dies within such one-year period, any unexercised Option held by such Optionee shall thereafter be exercisable to the extent to which it was exercisable at the time of death for a period of one year from the date of such death or for the stated term of such Option, whichever period is shorter.

(h) Termination by Reason of Retirement. Unless otherwise determined by the Committee at grant, if any Optionee’s employment with the Company or any Subsidiary terminates by reason of Normal or Early

Retirement (as such terms are defined below), any Option held by such Optionee may thereafter be exercised to the extent it was exercisable at the time of such Retirement (as defined below) (or on such accelerated basis as the Committee shall determine at or after grant), but may not be exercised after three months from the date of such termination of employment or the expiration of the stated term of such Option, whichever period is shorter; provided, however, that, if the Optionee dies within such three-month period, any unexercised Option held by such Optionee shall thereafter be exercisable, to the extent to which it was exercisable at the time of death, for a period of one year from the date of such death or for the stated term of such Option, whichever period is shorter.

For purposes of this paragraph (h), “Normal Retirement” shall mean retirement from active employment with the Company or any Subsidiary on or after the normal retirement date specified in the applicable Company or Subsidiary pension plan. “Early Retirement” shall mean retirement from active employment with the Company or any Subsidiary pursuant to the early retirement provisions of the applicable Company or Subsidiary pension plan. “Retirement” shall mean Normal or Early Retirement.

(i) Other Termination. Unless otherwise determined by the Committee at grant, if any Optionee’s employment with the Company or any Subsidiary terminates for any reason other than death, Disability or Retirement, the Option shall thereupon terminate, except that the portion of any Option which was exercisable on the date of such termination of employment may be exercised for the lesser of (A) three months from the date of termination or (B) the balance of such Option’s term if the Optionee’s employment with the Company or any Subsidiary is involuntarily terminated by the Optionee’s employer without Cause. “Cause” shall mean a felony conviction or the failure of an Optionee to contest prosecution for a felony or an Optionee’s willful misconduct or dishonesty, any of which is harmful to the business or reputation of the Company or any Subsidiary. The transfer of an Optionee from the employ of the Company to a Subsidiary, or vice versa, or from one Subsidiary to another, shall not be deemed to constitute a termination of employment for purposes of the Plan.

(j) Limit on Value of Incentive Option. The aggregate Fair Market Value, determined as of the date the Option is granted, of the Stock for which Incentive Options are exercisable for the first time by any Optionee during any calendar year under the Plan (and/or any other stock option plans of the Company or any Subsidiary) shall not exceed $100,000.

(k) Disposition of Incentive Option Shares. The stock option agreement evidencing any Incentive Options granted under this Plan shall provide that if the Optionee makes a disposition, within the meaning of Section 424(c) of the Code and regulations promulgated thereunder, of any share or shares of Stock issued to him pursuant to his exercise of an Incentive Option granted under the Plan within the two-year period commencing on the day after the date of the grant of such Incentive Option or within a one-year period commencing on the day after the date of transfer of the share or shares to him pursuant to the exercise of such Incentive option, he shall, within ten days of such disposition, notify the Company thereof and immediately deliver to the Company any amount of federal income tax withholding required by law.

6. Term of Plan.

No Option shall be granted pursuant to the Plan on or after the tenth anniversary of the date the Plan is approved by the Board, but Options granted may extend beyond that date.

7. Capital Change of the Company.

In the event of any merger, reorganization or consolidation of the Company with one or more corporations as a result of which the Company is not the surviving corporation, or upon a sale of substantially all of the property or more than 80% of the then-outstanding shares of Stock of the Company to another corporation, all Options granted under the Plan shall immediately vest, assuming that the Optionee has held the Option for at least six months. In the event of a stock dividend or recapitalization, or other change in corporate structure affecting the Stock not covered in the first sentence of this Section 7 (or in the event of a merger, reorganization or consolidation where the Optionee has not held the Option for at last six months), the Committee shall make an appropriate and equitable adjustment in the number and kind of shares reserved for issuance under the Plan and in the number and option price of shares subject to outstanding Options granted under the Plan, to the end that after such event each Optionees’s proportionate interest shall be maintained as immediately before the occurrence of such event.

8. Proportionate Adjustments.

If the outstanding shares of Stock are increased, decreased, changed into or exchanged into a different number or kind of shares of Stock or securities of the Company through reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar transaction, an appropriate and proportionate adjustment shall be made to the maximum number and kind of shares of Stock as to which Options may be granted under this Plan. A corresponding adjustment changing the number or kind of shares of Stock allocated to unexercised Options or portions thereof, which shall have been granted prior to any such change, shall likewise be made. Any such adjustment in the outstanding Options shall be made without change in the purchase price applicable to the unexercised portion of the Option with a corresponding adjustment in the exercise price of the shares of Stock covered by the Option. Notwithstanding the foregoing, there shall be no adjustment for the issuance of shares of Stock on conversion of notes, preferred stock or exercise of warrants or shares of Stock issued by the Board for such consideration as the Board deems appropriate.

9. Purchase for Investment.

Unless the Options and shares covered by the Plan have been registered under the Securities Act of 1933, as amended (the “Securities Act”), or the Company has determined that such registration is unnecessary, each person exercising an Option under the Plan may be required by the Company to give a representation in writing that he is acquiring the shares for his own account for investment and not with a view to, or for sale in connection with, the distribution of any part thereof.

10. Taxes.

The Company may make such provisions as it may deem appropriate, consistent with applicable law, in connection with any Options granted under the Plan with respect to the withholding of any taxes or any other tax matters.

11. Effective Date of Plan.

The Plan shall be effective on the date it is approved by the Board, provided, however, that the Plan shall subsequently be approved by majority vote of the Company’s stockholders within one (1) year from the date approved by the Board.

12. Amendment and Termination.

The Board may amend, suspend, or terminate the Plan, except that no amendment shall be made which would impair the right of any Optionee under any Option theretofore granted without his consent, and except that no amendment shall be made which, without the approval of the stockholders, would:

(a) materially increase the number of shares which may be issued under the Plan, except as is provided in Sections 7 and 8;

(b) materially increase the benefits accruing to the Optionees under the Plan;

(c) materially modify the requirements as to eligibility for participation in the Plan;

(d) decrease the Option exercise price to less than 100% of the Fair Market Value on the date of grant thereof; or

(e) extend the Option term provided for in Section 5(b).

The Committee may amend the terms of any Option theretofore granted, prospectively or retroactively, but no such amendment shall impair the rights of any Optionee without his consent. The Committee may also substitute new Options for previously granted Options, including options granted under other plans applicable to the participant and previously granted Options having higher option prices, upon such terms as the Committee may deem appropriate.

13. Government Regulations.

The Plan, and the granting and exercise of Options hereunder, and the obligation of the Company to sell and deliver shares under such Options, shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

14. Rule 16b-3 Compliance.

The Company intends that the Plan meet the requirements of Rule 16b-3 by officers of the Company (whether or not they are directors) pursuant to the Plan will be exempt from the operation of Section 16(b) of the Act. In all cases, the terms, provisions, conditions and limitations of the Plan shall be construed and interpreted consistent with the Company’s intent as stated in this Section 14.

15. General Provisions.

(a) Certificates. All certificates for shares of Stock delivered under the Plan shall be subject to such stock transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Stock is then listed, and any applicable Federal or state securities law, and the Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions.

(b) Employment Matters. The adoption of the Plan shall not confer upon any Optionee of the Company or any Subsidiary, any right to continued employment (or, in case the Optionee is also a director, continued retention as a director) with the Company or a Subsidiary, as the case may be, nor shall it interfere in any way with the right of the Company or any Subsidiary to terminate the employment of any of its employees at any time.

(c) Limitation of Liability. No member of the Board or the Committee, or any officer or employee of the Company acting on behalf of the Board or the Committee, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Board of the Committee and each and any officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.

(d) Registration of Options. Notwithstanding any other provision in the Plan, no Option may be exercised unless and until the Stock to be issued upon the exercise thereof has been registered under the Securities Act and applicable state securities laws, or are, in the opinion of counsel to the Company, exempt from such registration. The Company shall not be under any obligation to register under applicable federal or state securities laws any Stock to be issued upon the exercise of any Option granted hereunder, or to comply with an appropriate exemption from registration under such laws in order to permit the exercise of an Option and the issuance and sale of the Stock subject to such Option, however, the Company may in its sole discretion register such Stock at such time as the Company shall determine. If the Company chooses to comply with such an exemption from registration, the Stock issued under the Plan may, at the direction of the Committee, bear an a appropriate restrictive legend restricting the transfer or pledge of the Stock represented thereby, and the Committee may also give appropriate stop-transfer instructions to the transfer agent to the Company.

FIRST AMENDMENT
TO
1997 INCENTIVE AND NONQUALIFIED STOCK OPTION PLAN
OF
TOTAL ENTERTAINMENT RESTAURANT CORP.

     1. The first sentence of Paragraph 4 of the 1997 Incentive and Nonqualified Stock Option Plan of Total Entertainment Restaurant Corp., (the “Plan”), is hereby amended by replacing it with the following sentence:

Subject to adjustment as provided in Section 7 hereof, a total of 1.6 million (1,600,000) shares of common stock, $0.01 par value (“Stock”) of the Company shall be subject to the Plan.

     2. Except as modified by Paragraph 1 above, the Plan shall remain in full force and effect.

     3. The foregoing First Amendment to the 1997 Incentive and Nonqualified Stock Option Plan of Total Entertainment Restaurant Corp. was duly adopted by the Board of Directors of Total Entertainment Restaurant Corp. (the “Company”) on January 14, 1999, and approved by the Company’s stockholders at the Company’s annual stockholder meeting on May 25, 1999.

SECOND AMENDMENT
TO
1997 INCENTIVE AND NONQUALIFIED STOCK OPTION PLAN
OF
TOTAL ENTERTAINMENT RESTAURANT CORP.

1. The first sentence of Paragraph 4 of the 1997 Incentive and Nonqualified Stock Option Plan of Total Entertainment Restaurant Corp., as amended by that certain First Amendment dated January 14, 1999 (the “Plan”), is hereby amended by replacing it with the following sentence:

Subject to adjustment as provided in Section 7 hereof, a total of 2 million (2,000,000) shares of common stock, $0.01 par value (“Stock”) of the Company shall be subject to the Plan.

2. Except as modified by Paragraph 1 above, the Plan shall remain in full force and effect.

3. The foregoing Second Amendment to the 1997 Incentive and Nonqualified Stock Option Plan of Total Entertainment Restaurant Corp. was duly adopted by the Board of Directors of Total Entertainment Restaurant Corp. (the “Company”) on February 23, 2004, and approved by the Company’s stockholders at the Company’s annual stockholder meeting on May 19, 2004.

PROPOSED
THIRD AMENDMENT
TO
1997 INCENTIVE AND NONQUALIFIED STOCK OPTION PLAN
OF
TOTAL ENTERTAINMENT RESTAURANT CORP.

1. The first sentence of Paragraph 4 of the 1997 Incentive and Nonqualified Stock Option Plan of Total Entertainment Restaurant Corp., as amended by that certain First Amendment dated January 14, 1999 and that certain Second Amendment dated February 23, 2004 (the “Plan”), is hereby amended by replacing it with the following sentence:

Subject to adjustment as provided in Section 7 hereof, a total of 2.5 million (2,500,000) shares of common stock, $0.01 par value (“Stock”) of the Company shall be subject to the Plan.

2. Except as modified by Paragraph 1 above, the Plan shall remain in full force and effect.

3. The foregoing Second Amendment to the 1997 Incentive and Nonqualified Stock Option Plan of Total Entertainment Restaurant Corp. was duly adopted by the Board of Directors of Total Entertainment Restaurant Corp. (the “Company”) on March 8, 2005, and approved by the Company’s stockholders at the Company’s annual stockholder meeting on May 17, 2005.

Appendix C

STATE of DELAWARE
CERTIFICATE of AMENDMENT
OF CERTIFICATE OF INCORPORATION

     The Corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware does hereby certify:

     FIRST: That at a meeting of the Board of Directors of Total Entertainment Restaurant Corp. resolutions were duly adopted setting forth a proposed amendment of the Certificate of Incorporation of said corporation, declaring said amendment to be advisable and directing that the amendment be considered by the stockholders of said Corporation at the Corporation’s next annual stockholder meeting. The resolution setting forth the proposed amendment is as follows:

     RESOLVED, that the Certificate of Incorporation of this Corporation be amended by changing the Article thereof numbered “First” so that, as amended, said Article shall be and read as follows:

“First: The name of the corporation (hereinafter sometimes called the “Corporation”) is Fox & Hound Restaurant Group.”

     SECOND: That thereafter, pursuant to resolution of its Board of Directors, at the annual meeting of the stockholders of said Corporation duly called and held upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware, the necessary number of shares as required by statute were voted in favor of the amendment.

     THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

     FOURTH: That the effective date of such amendment shall be                                         ,2005.

     IN WITNESS WHEREOF, said Corporation has caused this certificate to be signed this ___day of                                         ,2005.

By:

James K. Zielke
Chief Financial Officer, Secretary & Treasurer
(Authorized Officer)

C-1

. FOLD AND DETACH HERE .

TOTAL ENTERTAINMENT RESTAURANT CORP.

ANNUAL MEETING OF STOCKHOLDERS
May 17, 2005

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned, a stockholder of Total Entertainment Restaurant Corp., a Delaware corporation (the “Company”), does hereby appoint C. Wells Hall III and James T. Morton and each of them, the true and lawful attorneys and proxies with full power of substitution, for and in the name, place and stead of the undersigned, to vote all of the shares of Common Stock of the Company which the undersigned would be entitled to vote if personally present at the 2005 Annual Meeting of Stockholders of the Company to be held at Fox and Hound Pub & Grille, 4158 Main @ North Hills Street, Suite 111, Raleigh, North Carolina, on Tuesday, May 17, 2005 at 9:00 a.m. local time, or at any adjournment or adjournments thereof. The undersigned hereby instructs said proxies or their substitutes:

1.	ELECTION OF DIRECTORS: The election of the following directors: Steven M. Johnson, Gary M. Judd, and John D. Harkey, Jr. to serve until the 2008 annual meeting of stockholders and until their successors have been duly elected and qualified.

☐ FOR	☐ WITHHOLD AUTHORITY to vote for any nominee(s), print name(s) below

2.	RATIFICATION OF APPOINTMENT OF AUDITORS: To ratify the appointment of KPMG LLP as the independent auditors of the Company for the fiscal year ending December 27, 2005.

☐ FOR	☐ AGAINST	☐ ABSTAIN

3.	To amend the Company’s 1997 Directors Stock Option Plan (the “Directors Plan”) to approve an increase in the number of authorized shares reserved for issuance pursuant to the Directors Plan, from 400,000 shares of Common Stock to 500,000 shares of Common Stock.

☐ FOR	☐ AGAINST	☐ ABSTAIN

4.	To amend the Company’s 1997 Incentive and Non-Qualified Stock Option Plan (the “Plan”) to approve an increase in the number of authorized shares reserved for issuance pursuant to the Plan, from 2,000,000 shares of Common Stock to 2,500,000 shares of Common Stock.

☐ FOR	☐ AGAINST	☐ ABSTAIN

5.	To approve the amendment to the Company’s amended Certificate of Incorporation to change the Company’s corporate name of the Company to “Fox & Hound Restaurant Group.”

☐ FOR	☐ AGAINST	☐ ABSTAIN

6.	DISCRETIONARY AUTHORITY: To vote with discretionary authority with respect to all other matters which may come before the Meeting.

(Continued and to be signed and dated, on the reverse side)

. FOLD AND DETACH HERE .

(Continued from other side)

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH ANY DIRECTIONS HEREINBEFORE GIVEN. UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED TO ELECT THE NOMINEES AS DIRECTORS, TO RATIFY THE APPOINTMENT OF KPMG LLP AS THE COMPANY’S INDEPENDENT AUDITORS, TO AMEND THE COMPANY’S 1997 DIRECTORS STOCK OPTION PLAN, TO AMEND THE COMPANY’S 1997 INCENTIVE AND NON-QUALIFIED STOCK OPTION PLAN, TO APPROVE THE AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION, AND IN ACCORDANCE WITH THE DISCRETION OF THE PROXIES OR PROXY WITH RESPECT TO ANY OTHER BUSINESS TRANSACTED AT THE ANNUAL MEETING.

The undersigned hereby revokes any proxy or proxies heretofore given and ratifies and confirms that all the proxies appointed hereby, or any of them, or their substitution, may lawfully do or cause to be done by virtue hereof. The undersigned hereby acknowledges receipt of a copy of the Notice of Annual Meeting and Proxy Statement, both dated April 22, 2005, and a copy of the Company’s Annual Report for the fiscal year ended December 28, 2004.

DATED: ____________________________________________________________, 2005

______________________________________________________________________, (L.S.)

______________________________________________________________________, (L.S.)
Signature(s)

NOTE: Your signature should appear the same as your name appears hereon. In signing as attorney, executor, administrator, trustee or guardian, please indicate the capacity in which signing. When signing as joint tenants, all parties in the joint tenancy must sign. When a proxy is given by a corporation, it should be signed by an authorized officer and the corporate seal affixed. No postage is required if mailed in the United States.